MARSHALL FUNDS

Dear Shareholder:

I am pleased to present the Annual Report of the Marshall Funds, Inc. for the fiscal year ended August 31, 1995.

The last twelve months showed considerable strength in both the stock and bond markets. The S&P 500 Stock Index* rose a remarkable 21.45%. Bonds, as measured by the Lehman Brothers Intermediate Bond Index,* rose 9.47% during that time. During this period of strong markets, the Marshall Funds fared relatively well and most finished the year with performance competitive with that of the averages for comparable funds and their market index benchmarks. Here are a few examples.

Perhaps the most impressive performance was turned in by the Marshall Mid-Cap Stock Fund which ended its fiscal year with a total return of 27.06%** compared with its index, the S&P MidCap 400 Index,* which turned in a record of 20.50% for the same period. Lipper Analytical Services, Inc. ranked the Mid-Cap Stock Fund 20th out of the 92 funds in the Mid-Cap Funds category, based on total return, for the one-year period ended September 30, 1995.

Over the last twelve months, performance of world stock markets was generally not as strong as that of the domestic market. Nevertheless, we are very pleased with the performance of the newest addition to the Marshall Funds family, the Marshall International Stock Fund. This Fund completed its first fiscal year with a total return of 2.11%** compared with its index benchmark, the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index* which returned 0.5%. This performance ranked the Fund 34th out of 221 international stock funds by Lipper Analytical Services, Inc., based on total return, for the one-year period ended September 30, 1995.
Once again, the Marshall Money Market Fund had an impressive year. Its fiscal year total return performance was 5.57%** for Class A shares and 5.25%** for Class B shares, compared with the IBC/Donoghue's Taxable Money Fund Average* which returned 5.25% for the period. The Marshall Money Market Fund's Class A shares and Class B shares had average annual total returns of 5.66%** and 5.35%,** respectively, for the period ended September 30, 1995, compared to the Money Fund Report average of 5.25% as reported in IBC/Donoghue.*

Another impressive performance in total return for the one-year period ended September 30, 1995 came from the Marshall Government Income Fund. It was ranked 15th out of 59 U.S. Mortgage Funds as compiled by Lipper Analytical Services, Inc.

Additionally, the Marshall Equity Income Fund ranked 14th out of 118 Equity Income Funds as reported by Lipper Analytical Services, Inc. for the one-year period ended September 30, 1995, placing it in the top 12%.

These are just a few illustrations of the successes of the Marshall Funds over the past year. I encourage you to read the Management Discussion & Analysis for each Fund for more details. Perhaps you will find an additional Marshall Fund that fits your investment needs. If you have questions, or would like further information, please contact our investor services department at 800-236-8554.

We value you as a Marshall Funds Investor and thank you for your continued confidence in our family of mutual funds.

Very truly yours,

James F. Duca, II President October 15, 1995
------
*These indices are unmanaged.

** Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SHARES OF THE MARSHALL FUNDS, INC., ARE NOT DEPOSITS OR OBLIGATIONS OF OR ENDORSED OR GUARANTEED BY M&I BANKS OR ANY OF ITS BANKING SUBSIDIARIES. THE FUND SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK AND POSSIBLE LOSS OF PRINCIPAL.


 MANAGEMENT DISCUSSION & ANALYSIS

EQUITY INCOME FUND

The investment objective of the Marshall Equity Income Fund is to provide above-average dividend income with appreciation of capital. The Fund pursues this objective by investing in a broadly diversified portfolio of common stocks with above- average dividend yields. The portfolio is structured to pursue a yield at least 100 basis points (1%) more than the Standard & Poor's 500 Index ("S&P 500").* On August 31, 1995, the S&P 500 had a dividend yield of 2.40%, while the Fund had a SEC 30-day yield (total income less fees and expenses) of 3.05%.** We feel it is important to note that the yield of the S&P 500 is at an all-time low.

    Since December 1994, the stock market has been surprisingly strong. The economy's apparent soft landing has resulted in continued low inflation and interest rates without the pain of a recession. During most of 1995, technology stocks have been the market leaders. These companies typically pay little or no dividends and, therefore, were not represented in the Fund. Despite the absence of technology investments, the Fund provided a total return of 16.40%** for the twelve months ended August 31, 1995. This performance compares favorably to other equity income funds. For the one-year period ended September 30, 1995, the Fund was ranked 14 out of 118 Equity Income Funds, based on total return, according to Lipper Analytical Services, Inc.

    Typically, conservative, higher yielding common stocks underperform during periods of significant stock market strength. Oil stocks, a traditional high yield group, have been significant underperformers over the past year. The S&P Domestic Oil Index was up only 4.67%, and the S&P International Oil Index was ahead 12.78%.* This compares to a total return of 21.45% for the S&P 500.*

    Other noteworthy influences on the Fund's performance were its bank and insurance holdings. Banks have benefited from good fundamentals and a rising tide of acquisitions. Merger activity is expected to continue as the industry consolidates. Reflecting the absence of large catastrophe losses, coupled with strong operating margins and good news concerning charges for the environmental Superfund, the property/casualty companies turned in the best performance in many years. The S&P Property/Casualty Insurance Index was ahead 30.08%, while the S&P Bank Composite Index was ahead 22.61% for the twelve months ended August 31, 1995.*

    Presently, we continue to hold overweighted positions in insurance and bank stocks. We also continue to underweight electric utilities and telecommunications. Both of these industries are experiencing fundamental changes, which we believe will continue to negatively affect earning and dividend growth.

           GROWTH OF $10,000 INVESTED IN MARSHALL EQUITY INCOME FUND

  The graph below illustrates the hypothetical investment of $10,000 in the Marshall Equity Income Fund (the "Fund") from September 30, 1993 (start of performance) to August 31, 1995 compared to the Standard & Poors 500 (SP500) and the Lipper Equity Income Funds Index (LEIFI).*
"Graphic representation "A" omitted.  See Appendix."

* These indices are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged. Actual investments may not be made in an index.
** Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.
*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The SP500 and the LEIFI have been adjusted to reflect investment of dividends on securities in the indices.


                                                     MARSHALL FUNDS
VALUE EQUITY FUND

The Marshall Value Equity Fund, introduced on September 30, 1993, invests in value-oriented stocks that sell at discounts to their net asset value and perceived business potential. These stocks are typically characterized as being undervalued, out-of-favor, or neglected. For the twelve months ended August 31, 1995, the Fund produced a total return of 13.57%.* This compares to total returns of 21.45% and 24.34% for the S&P 500 Index ("S&P 500") and the S&P/BARRA Value Index, respectively.** Since inception, the Fund, the S&P 500, and the S&P/BARRA Value Index generated returns of 25.60%, 29.04%, and 24.07%, respectively.

    During the fiscal year, the Fund made a considerable investment in the securities of companies that had outlined significant restructuring programs. Common to all of these companies was the desire to reduce costs and increase operating efficiencies, some by implementing drastic measures to improve performance. Stocks in the Fund showing substantial gains as a result of their restructuring efforts during the period were International Business Machines, British Petroleum, Champion International, Conrail, Sun Microsystems, and Sears, Roebuck.

    Another strategy that worked well was to invest in companies that had acquired other companies in order to increase their market share and benefit from better economies of scale. Fleming Companies, Giddings & Lewis, and Federated Department Stores all gained from such corporate actions.

    Still another theme generating good investment returns during the period was to purchase the stock of companies with large international markets. Although the companies we invested in were selling at low relative valuations, we believed their sales would benefit from a weak U.S. dollar. As a result, our investments in Eastman Kodak, Pepsico, and Premark yielded significant capital gains.

    The Fund continues to look for restructuring situations for investment as well as stocks selling at discounts to their intrinsic worth.
We believe the U.S. dollar has probably bottomed and therefore would not expect export growth to benefit as much going forward.

            GROWTH OF $10,000 INVESTED IN MARSHALL VALUE EQUITY FUND

  The graph below illustrates the hypothetical investment of $10,000 in the Marshall Value Equity Fund (the "Fund") from September 30, 1993 (start of performance) to August 31, 1995 compared to the Standard & Poors 500 Index (SP500) and the Lipper Growth and Income Funds Index (LGIFI).**


"Graphic representation "B" omitted.  See Appendix."

* Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.
** The SP500, S&P BARRA/Value Index, and LGIFI are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged. Actual investments may not be made in an index.
*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The SP500 and the LGIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.


 MANAGEMENT DISCUSSION & ANALYSIS

STOCK FUND

The Marshall Stock Fund invests in large-capitalization stocks with a growth and income orientation. The Fund holdings are well diversified, with representation in most sectors of the economy. Companies held generally have long records of successful operations and tend to hold dominant positions in their industries. Current yield is of secondary concern as emphasis is placed on total return, largely through capital appreciation.

    During the second half of the Fund's fiscal year, equities moved steadily higher, led by technology stocks. Expectations that the Federal Reserve Board had finished its interest rate increases were confirmed with a nominal rate cut in July. Investors, faced with a benign interest rate environment, generally strong earnings gains, and an economy that appears to be growing moderately, poured money into mutual funds. Inflation continues to be kept under wraps and expectations on this front are aided by the real attempts at budget reform in Washington.

    For the fiscal year ended August 31, 1995, the Fund posted a total return of 16.85%.* During this same period, total returns for the S&P 500 Index and the Lipper Growth and Income Funds Index were 21.45% and 16.86%, respectively.** The Fund's performance compares favorably to other growth and income funds. For the one-year period ended September 30, 1995, the Fund was ranked 145 out of 394 Growth and Income Funds, based on total return, according to Lipper Analytical Services, Inc. The Fund has benefited from its technology holdings over the course of the year as well as from interest-sensitive and media holdings. Some consumer cyclical issues detracted from the Fund's performance as did energy holdings, which did not match the market's increase.

    Going forward, the rate of economic growth, as well as the budget resolution in Washington, will be watched closely by the market. The Fund's emphasis continues to be on those companies exhibiting above-average earnings growth. While some market consolidation should be expected in the period ahead, economic and political conditions continue to favor further gains in equity prices.

               GROWTH OF $10,000 INVESTED IN MARSHALL STOCK FUND

  The graph below illustrates the hypothetical investment of $10,000 in the Marshall Stock Fund (the "Fund") from November 20, 1992 (start of performance) to August 31, 1995 compared to the Standard & Poor's 500 Index (SP500) and the Lipper Growth & Income Funds Index (LGIFI).**


"Graphic representation "C" omitted.  See Appendix."

* Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.
** The SP500 and the LGIFI are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged. Actual investments may not be made in an index.
*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The SP500 and the LGIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

                                                     MARSHALL FUNDS
MID-CAP STOCK FUND

The objective of the Marshall Mid-Cap Stock Fund is to seek capital appreciation. The Fund pursues this objective by investing in companies with market capitalizations between $200 million and approximately $4.0 billion. In addition, the Fund seeks investments in companies exhibiting strong financial characteristics and expected growth significantly above the average corporation.

    For the fiscal year ended August 31, 1995, the Fund produced a total return of 27.06%* vs. the 20.50% return for the Standard & Poor's Midcap 400 Stock Price Index.** This performance compares favorably to other mid-cap funds. For the one-year period ended September 30, 1995, the Fund was ranked 20 out of 92 Mid-Cap Funds, based on total return, according to Lipper Analytical Services, Inc.

    Noteworthy influences on performance were overweightings in technology, telecommunications, and specialty finance. In technology, significant gains were achieved in semiconductor issues, such as Integrated Device Technology and Atmel Corp. Other important contributions in technology were from Informix Corp. and ABR Information Services. Telecommunications returns were driven by substantial positions in Tellabs Inc., ADC Telecommunications, and Andrew Corp. Additional above average returns were generated by investments in such eclectic issues as Apollo Group, Department 56, and Tommy Hilfiger.

    We remain optimistic, even at current market levels. We anticipate shifting the portfolio during the next fiscal year toward smaller domestic companies in such areas as retail, lodging, and restaurants. We believe these areas will benefit from continued strengthening of the dollar as well as the possibility of lower interest rates. The specter of capital gains tax reduction could provide additional impetus to smaller stocks.

           GROWTH OF $10,000 INVESTED IN MARSHALL MID-CAP STOCK FUND

  The graph below illustrates the hypothetical investment of $10,000 in the Marshall Mid-Cap Stock Fund (the "Fund") from September 30, 1993 (start of performance) to August 31, 1995 compared to the Standard & Poors Mid-Cap 400 Index (SPMC) and the Lipper Mid-Cap Funds Index (LMCFI).**


Graphic representation "D" omitted.  See Appendix."

* Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.
** The SPMC and the LMCFI are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged. Actual investments may not be made in an index.
*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The SPMC and the LMCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.


 MANAGEMENT DISCUSSION & ANALYSIS

INTERNATIONAL STOCK FUND

For the fiscal year ended August 31, 1995, the Marshall International Stock Fund, which is sub-advised by Templeton Investment Counsel, Inc., outperformed its benchmark index, the Morgan Stanley Capital International Europe, Australia and Far East Index* and peer funds with similar investment mandates. These results relative to the benchmark index are primarily due to the portfolio's low Japanese weighting. The Japanese market was burdened by adverse political and economic developments. The Fund's performance relative to peer funds was enhanced by maintaining a well-diversified, unhedged portfolio. Many investors, for example, were penalized by overweighting their emerging markets exposure in one or two Latin American countries. The Fund's portfolio, however, has an emerging markets exposure that is distributed among many markets, thus reducing risk. The Fund also did not hedge foreign currencies. This investment policy yielded good relative results because many overseas currencies strengthened during this period.

    Our overall expectation for stocks as an asset class is not as favorable as it has been in the past. We believe stocks, in general, are currently fairly valued. This conclusion is based on fundamental research and seems reasonable given above-average performance of many U.S. stocks. International stocks, compared to U.S. stocks, however, are considered attractive given good relative stock valuations and better economic growth prospects. Furthermore, many overseas markets, in local currency terms, have significantly underperformed the U.S. market for two years, which we believe is unjustified.

    The Fund's portfolio remains underweighted in Japan, but it is our expectation this weighting may increase given on-going political and economic changes. Although valuations for most Japanese companies remain unattractive versus other global alternatives, we are identifying a few opportunities due to these changes. We believe shareholders' rights will continue to improve, and it is interesting to note that Japanese companies are now able to repurchase shares.

    Another topic deserving comment is the emerging markets arena, which has proven disappointing in recent months. Our outlook for the longer-term remains positive, however, we should never lose sight of the fact that these investments are best categorized as high risk/high return potential. The Fund's weighting will, therefore, never be excessive. We remain cautious on Latin America and are continuing to explore opportunities in Central Europe (e.g., Czech Republic).

    Many foreign currencies vis-a-vis the U.S. dollar have also recently weakened after having been strong over the past year. This trend, if sustainable, could erode the value of your overseas investments. Historically, however, adverse currency movements have been offset by capital appreciation of foreign stocks. For example, in 1993, the translation of foreign investments into U.S. dollar terms was negatively affected by weaker foreign currencies but strong performance of overseas markets significantly offset this negative translation. Alternatively, in 1994, when many overseas markets registered poor returns, a U.S. dollar-based investor was helped by positive currency movements. It is for this reason, diversification, and other hidden costs of currency hedging, that the Fund's investments continue to remain unhedged for the time being, despite the probability that overseas currencies may weaken.

    The Fund has also had low turnover, consistent with its long-term investment philosophy, and has maintained its cash weighting at reasonable levels. Very few holdings have been sold and a few new holdings have been selectively added.

    Finally, we realize your expectations are high. We respect the confidence you have shown by placing your assets in our care and we remain, as always, dedicated to the tasks at hand. In the 1990's, international investing should continue to offer opportunity.

                                                     MARSHALL FUNDS

        GROWTH OF $10,000 INVESTED IN MARSHALL INTERNATIONAL STOCK FUND

  The graph below illustrates the hypothetical investment of $10,000 in the Marshall International Stock Fund (the "Fund") from September 1, 1994 (start of performance) to August 31, 1995 compared to the Morgan Stanley Capital Europe, Australia, Far East Index (EAFE) and the Lipper International Funds Index
(LIFI).*


"Graphic representation "E" omitted.  See Appendix."

Past Performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.
* The EAFE and the LIFI are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged. Actual investments may not be made in an index.
** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE and the LIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.


 MANAGEMENT DISCUSSION & ANALYSIS

SHORT-TERM INCOME FUND

The Marshall Short-Term Income Fund posted a total return of 6.47%* for the fiscal year ended August 31, 1995. The Fund's maturity profile suggests performance should fall between that of the IBC/Donoghue's Taxable Money Fund Average ("Donoghue Average") and the Merrill Lynch Corporate A Rated 1-3 year Bond Index ("Merrill Lynch Index").** For the fiscal year ended August 31, 1995, the Donoghue Average returned 5.25% and the Merrill Lynch Index returned 8.32%.**

    Just as short-term bonds spent most of 1994 pricing in several rounds of tightening by the Federal Reserve Board, the first part of 1995 was spent pricing in an easier monetary policy. The Fund was able to take advantage of rising bond prices by extending maturities to the two and three-year sector. At fiscal year end, the Fund's duration was near its 1.5 year maximum. We believe the currently unfolding scenario is one of modest economic growth and a secular trend toward lower inflation. This scenario, in conjunction with improved prospects for deficit reduction, would be very positive for the bond market. While corporate spreads have narrowed significantly, the Fund's exposure to asset-backed and mortgage securities has allowed the maintenance of a yield advantage without sacrificing quality.

         GROWTH OF $10,000 INVESTED IN MARSHALL SHORT-TERM INCOME FUND

  The graph below illustrates the hypothetical investment of $10,000 in the Marshall Short-Term Income Fund (the "Fund") from November 1, 1992 (start of performance) to August 31, 1995 compared to the Merrill Lynch Corporate A Rated 1-3 Year Bond Index (MLBI) and the Lipper Short-Term Investment Grade Bond Funds Index (LSTIBI) and IBC/Donoghue's Taxable Money Fund Average (DMFA).**

"Graphic representation "F" omitted.  See Appendix."

* Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.

** The MLBI, LSTIBI and DMFA are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged. Actual investments may not be made in an index.

*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The MLBI, LSTIBI and DMFA have been adjusted to reflect reinvestment of dividends on securities in the indices.

                                                     MARSHALL FUNDS
INTERMEDIATE BOND FUND

The bond market rally of 1995 helped the Marshall Intermediate Bond Fund post a total return of 8.58%* for the fiscal year ended August 31, 1995. Bond prices spent most of 1994 falling sharply in response to strong economic growth and tightening monetary policy. The bond market did an about-face in 1995, and prices rose rapidly as the economy slowed and the Federal Reserve Board shifted to an easier monetary policy. The defensive strategy that helped the Fund preserve principal in the second half of 1994 caused it to lag during the market's reversal in early 1995. Accordingly, while the Fund's absolute performance was strong, it underperformed the Lehman Brothers Intermediate Government/Corporate Index total return of 9.57%.**

    To seek maximized performance during the bond rally, the Fund reduced exposure to mortgage securities, which typically lag in strong markets. Additionally, the Fund increased exposure to corporate securities. A strong fundamental outlook for corporate profitability has narrowed spreads on corporate bonds. Duration has been extended close to its maximum, as a slow growth economy and a secular trend toward lower inflation creates an ideal environment for bonds.

         GROWTH OF $10,000 INVESTED IN MARSHALL INTERMEDIATE BOND FUND

  The graph below illustrates the hypothetical investment of $10,000 in the Marshall Intermediate Bond Fund (the "Fund") from November 20, 1992 (start of performance) to August 31, 1995 compared to the Lehman Brothers Intermediate Government/Corporate Index (LGCI) and the Lipper Intermediate Investment Grade Bond Funds Index (LIBF).**


"Graphic representation "G" omitted.  See Appendix."

* Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.
** The LGCI and the LIBF are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged. Actual investments may not be made in an index.
*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LGCI and the LIBF have been adjusted to reflect reinvestment of dividends on securities in the indices.


 MANAGEMENT DISCUSSION & ANALYSIS

GOVERNMENT INCOME FUND

For the fiscal year ended August 31, 1995, the Marshall Government Income Fund generated a total return of 9.78%.* This performance compares favorably to other mortgage funds. For the one-year period ended September 30, 1995, the Fund was ranked 15 out of 59 U.S. Mortgage Funds, based on total return, according to Lipper Analytical Services, Inc. The bond market, and mortgages in particular, produced strong returns since the Federal Reserve Board (the "Fed") raised rates by 0.75% in November 1994. During the first fiscal quarter ended November 30, 1994, the Fund's return was
-2.0%, while over the last three quarters ended August 31, 1995, the return was +12.0%. The improved bond market reflected the belief the latest moves by the Fed to slow the economy and control inflation had been successful.

    The mortgage market was roiled by the dramatic changes in interest rates over the last twelve months. Higher mortgage rates late in 1994 slowed prepayment rates, and the dramatic rally in 1995 brought significantly lower mortgage rates. This resurrected concerns over faster prepayments as homeowners would look to refinance current mortgages. The magnitude of the changing interest and prepayment rates was seen in the duration of the Lehman Brothers Mortgage-Backed Securities Index.** On August 31, 1994, the duration of the Lehman Brothers Mortgage-Backed Securities Index was 4.7 years, and by August 31, 1995, the duration had fallen to 3.5 years.

    The Fund's total return was 9.78%* which compares to the Lehman Brothers Mortgage-Backed Securities Index, which returned 10.94% for the fiscal year ended August 31, 1995.** A more defensive posture for the Fund in early 1995, which included an overweighting in higher coupons and 15-year mortgages, had an impact on performance. By June 1995, the Fund had moved to a much longer duration relative to its index benchmark and added long Treasuries to its portfolio to offset the shortening mortgage durations. Following the Fed easing in July, the Fund added to its Treasury position and moved its duration to its maximum position based on our outlook for lower interest rates.

    The Fund has generated very competitive returns versus other money managers for the fiscal year. The Lipper U.S. Mortgage Funds,** which comprises 64 other mortgage mutual funds, returned 9.22% for the period ended August 31, 1995, while the Fund produced a total return of 9.78%.* We anticipate our long duration positioning and Treasury allocation will benefit the Fund during the anticipated declining interest rate environment.

         GROWTH OF $10,000 INVESTED IN MARSHALL GOVERNMENT INCOME FUND

  The graph below illustrates the hypothetical investment of $10,000 in the Marshall Government Income Fund (the "Fund") from December 13, 1992 (start of performance) to August 31, 1995 compared to the Lehman Brothers Mortgage-Backed Securities Index (LMI) and the Lipper U.S. Mortgage Funds Index (LUSMI).**

"Graphic representation "H" omitted.  See Appendix."

* Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.

** The LMI and the LUSMI are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged. Actual investments may not be made in an index.

*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LMI and the LUSMI have been adjusted to reflect reinvestment of dividends on securities in the indices.

                                                     MARSHALL FUNDS

SHORT-TERM TAX-FREE FUND

For the fiscal year ended August 31, 1995, the Marshall Short-Term Tax-Free Fund generated a total return of 5.41%.* A year ago, investor sentiment continued bearish, as most bond market participants expected further Federal Reserve Board (the "Fed") interest rate boosts. Expectations became reality as the Fed continued to raise short-term interest rates until March 1995, when it became obvious the economy was no longer in danger of overheating. Subsequently, the Fed has now eased by modest proportions and actually cut short-term interest rates during July 1995. This change in direction signals a policy shift directly influencing the portfolio strategy of the Fund.

    In recent months, the Fund has been lengthened by moving the average maturity of the portfolio to 2.5 years. Under the Fund's prospectus, the maximum average maturity of the portfolio can be three years. We expect to move even closer to the maximum allowable average maturity throughout the balance of 1995. In contrast, one year ago, the average maturity of the portfolio was 2.0 years and moving shorter.
    As we approach the election year of 1996, tax reform talk will cause municipal investors to weigh the trade-off between short and long maturity purchases. Shareholders should be aware that tax reform is destined to be a multi-year issue stretching well into 1997. Continuing discussion surrounding the notion of comprehensive tax reform in the United States creates increased demand for short-term municipal bond investments. Meanwhile, the Fund will strive to fill the niche of providing investors with a competitive level of tax-exempt income without major net asset value fluctuations.

        GROWTH OF $10,000 INVESTED IN MARSHALL SHORT-TERM TAX-FREE FUND

  The graph below illustrates the hypothetical investment of $10,000 in the Marshall Short-Term Tax-Free Fund (the "Fund") from February 2, 1994 (start of performance) to August 31, 1995 compared to the Lehman Brothers 3-Year General Obligations Bonds Index (L3GO) and the Lipper Short-Term Municipal Funds Index (LSTMI).**


"Graphic representation "I" omitted.  See Appendix."

* Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.
** The L3GO and the LSTMI are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged. Actual investments may not be in an index.
*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The L3GO and the LSTMI have been adjusted to reflect reinvestment of dividends on securities in the indices.


 MANAGEMENT DISCUSSION & ANALYSIS

INTERMEDIATE TAX-FREE FUND

For the fiscal year ended August 31, 1995, the Marshall Intermediate Tax-Free Fund produced a total return of 6.58%.* During the limited history of this Fund (inception was February 1994), investors with patience were rewarded as the municipal bond market regained much of the losses sustained during the difficult market environment of 1994. Recent economic data supports the notion of slower growth and benign inflation. As a result, fixed-income investors are slowly returning to bond mutual funds as evidenced by recent positive monthly inflows.

    Portfolio strategy within the Fund has shifted from the defensive posture of last year. Specifically, the average maturity of the Fund's portfolio is now
6.4 years, compared to 3.9 years in March 1994. This action was taken based on our expectation of lower interest rates. The change in direction of the Federal Reserve Board to a policy of lowering short-term interest rates serves to reinforce our lengthening strategy.

    All municipal bond fund shareholders should be aware of the increasingly popular idea of tax reform. As we approach the election year of 1996, political rhetoric will include several versions of tax reform for consideration. Most tax reform approaches call for the lowering of tax brackets for individuals in exchange for the elimination of many or all deductions. As tax bracket levels would be lowered, the relative attractiveness of municipal securities would decrease. Already, some of these ideas have caused investors concern when considering the purchase or continued holding of LONG-TERM tax-exempt issues.

    We expect continued discussion of tax reform would cause investors to favor short-term and intermediate-term municipal bonds. The Fund will strive to provide shareholders with a reasonable level of tax-exempt income without the increased market risk inherent in many longer, higher yielding funds.
       GROWTH OF $10,000 INVESTED IN MARSHALL INTERMEDIATE TAX-FREE FUND

  The graph below illustrates the hypothetical investment of $10,000 in the Marshall Intermediate Tax-Free Fund (the "Fund") from February 2, 1994 (start of performance) to August 31, 1995 compared to the Lehman Brothers 5-Year General Obligations Bonds Index (L5GO) and the Lipper Intermediate Municipal Funds Index (LIMI).**


"Graphic representation "J" omitted.  See Appendix."

* Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.
** The L5GO and the LIMI are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged. Actual investments may not be made in an index.
*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The L5GO and the LIMI have been adjusted to reflect reinvestment of dividends on securities in the indices.


                                                     MARSHALL FUNDS
MONEY MARKET FUND

For the fiscal year ended August 31, 1995, the Marshall Money Market Fund provided a total return of 5.57%* for Class A shares and 5.25%* for Class B shares, compared with IBC/Donoghue's Taxable Money Fund Average of 5.25%.** This outperformance can be attributed to a shorter average maturity while rates were rising, a longer average maturity while rates were declining, selective timing of commercial paper purchases, and thorough credit research. While the Fund began the year with an average maturity of 36 days, it ended the year at 52 days in response to a declining interest rate environment. Large amounts of cash flowing into the money market sector caused spreads on floating rate notes to decline. As a result, the Fund increased exposure to master notes and funding agreements. Due to the overall drop in interest rates, exposure to fixed rate commercial paper increased.

    Strong economic growth and early signs of inflation caused the Federal Reserve Board (the "Fed") to tighten rates throughout 1994. By February 1995, the high growth, higher inflation scenario was cause for the Fed to raise the Fed Funds Rate to 6.00%. Economic growth, however, did not continue at the pace set in 1994. The Gross Domestic Product for the last quarter of 1994 rose 5.1%, but rose only 2.7% in the first quarter of 1995 and an even more anemic 1.1% in the second quarter. Indicators across the board showed a rapidly slowing economy. This data sparked a strong bull market in bonds, which resulted in the Fed lowering the Fed Funds rate by 25 basis points to 5.75% at their July meeting.

    With inflation in check, the bond market is focusing on signs of economic growth. The question preoccupying the market today is whether growth is strong enough to prevent the Fed from further easing or if growth is slowing dramatically enough to allow further cuts. If past history is any guide, the Fed historically has eased in a series of moves and not just once.
* Performance quoted represents past performance and is not indicative of future results. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. An investment in the Fund is not insured or guaranteed by the U.S. government.
** This Average is unmanaged.

August 31, 1995

 PORTFOLIO OF INVESTMENTS
 EQUITY INCOME FUND

  Shares     Description                                   Value
 ---------------------------------------------------------------
             COMMON STOCKS-- 83.7%
             CAPITAL GOODS -- 8.2%
              ELECTRICAL EQUIPMENT
      62,800 General Electric Co.                   $  3,697,350
                                                    ------------
              ELECTRONICS
      14,000 EG & G Inc.                                 266,000
                                                    ------------
              MACHINERY & MACHINE TOOLS
      14,000 Briggs & Stratton Corp.                     530,250
                                                    ------------
              MANUFACTURING
       9,000 Textron, Inc.                               616,500
                                                    ------------
              OFFICE EQUIPMENT
      12,100 Xerox Corp.                               1,461,075
                                                    ------------
              OTHER CAPITAL GOODS
      10,000 Minnesota Mining & Manufacturing Co.        546,250
      35,400 Ogden Corp.                                 823,050
      18,800 Tenneco, Inc.                               911,800
                                                    ------------
               Total                                   2,281,100
                                                    ------------
               Total Capital Goods                     8,852,275
                                                    ------------
             CONSUMER DURABLES-- 2.5%
              APPLIANCES
      38,600 Maytag Corp.                                598,300
                                                    ------------
              AUTOMOTIVE & RELATED
      68,000 Ford Motor Co.                            2,082,500
                                                    ------------
               Total Consumer Durables                 2,680,800
                                                    ------------
             CONSUMER NON-DURABLES-- 19.5%
              BEVERAGES & FOODS
      21,000 General Mills, Inc.                       1,084,125
                                                    ------------
              COSMETICS/TOILETRIES
      22,000 Tambrands, Inc.                             987,250
                                                    ------------
              HEALTH CARE
       9,700 American Home Products Corp.                746,900
      10,000 Baxter International, Inc.                  390,000
      20,800 Bristol Myers Squibb Co.                  1,427,400
      66,800 Merck & Co., Inc.                         3,331,650
      14,600 Schering Plough Corp.                       680,725
      14,900 Upjohn Co.                                  631,388
                                                    ------------
               Total                                   7,208,063
                                                    ------------
              PRINTING & PUBLISHING
      10,500 McGraw Hill Companies, Inc.                 826,875
       8,000 Readers Digest Association, Inc.            370,000
                                                    ------------
               Total                                   1,196,875
                                                    ------------
              RETAIL
       8,000 Dayton Hudson Corp.                         585,000
      51,500 K Mart Corp.                                701,687
      14,000 May Department Stores Co.                   593,250
      22,800 Penney J C Inc.                           1,031,700
      23,800 Sears Roebuck & Co.                         770,525
      25,500 TJX Cos., Inc.                              318,750
                                                    ------------
               Total                                   4,000,912
                                                    ------------
              SERVICES
      14,000 Block H&R, Inc.                             546,000
      11,700 Dun & Bradstreet Corp.                      677,137
                                                    ------------
             Total                                     1,223,137
                                                    ------------

 ----------------------------------------------------------------
  Shares     Description                                    Value
 ----------------------------------------------------------------
             COMMON STOCKS (Continued)
             CONSUMER NON-DURABLES (Continued)
              TOBACCO
      21,500 American Brands, Inc.                   $    903,000
      44,400 Philip Morris Cos., Inc.                   3,313,350
      38,000 RJR Nabisco Holdings                       1,083,000
                                                     ------------
               Total                                    5,299,350
                                                     ------------
             Total Consumer Non-Durables               20,999,712
                                                     ------------
             ENERGY-- 14.6%
              DOMESTIC & INTERNATIONAL OIL
      16,500 Amoco Corp.                                1,051,875
      18,300 Ashland, Inc.                                599,325
       7,000 Atlantic Richfield Co.                       763,875
      25,000 Chevron Corp.                              1,209,375
      36,300 Exxon Corp.                                2,495,625
      13,000 Mobil Corp.                                1,238,250
      86,000 Occidental Petroleum Corp.                 1,870,500
      15,000 Royal Dutch Petroleum Corp.                1,788,750
      24,000 Shell Transport & Trading PLC              1,665,000
      12,111 Sun Co., Inc.                                322,455
      10,500 Texaco, Inc.                                 679,875
      49,000 USX--Marathon Group                        1,010,625
      28,200 YPF Sociedad Anonima--ADR                    497,025
                                                     ------------
             Total                                     15,192,555
                                                     ------------
              OIL SERVICE
      21,000 Dresser Industries, Inc.                     504,000
                                                     ------------
             Total Energy                              15,696,555
                                                     ------------
             FINANCIAL-- 17.6%
              BANKS
      41,000 Banc One Corp.                             1,378,625
      15,000 Bankamerica Corp.                            847,500
      10,800 Baybanks, Inc.                               866,700
      21,300 Chase Manhattan Corp.                      1,224,750
       8,800 Crestar Financial Corp.                      496,100
      11,000 First Tennessee National Corp.               583,000
       9,000 Integra Financial Corp.                      505,125
      10,000 Michigan National Corp.                    1,075,625
      14,000 Nationsbank Corp.                            859,250
      31,000 NBD Bancorp, Inc.                          1,108,250
      24,500 UJB Financial Corp.                          848,313
       9,400 Victoria Bankshares, Inc.                    272,600
                                                     ------------
             Total                                     10,065,838
                                                     ------------
              INSURANCE
      11,900 Aetna Life & Casualty Co.                    812,175
      22,063 Allstate Corp.                               747,384
      21,000 American General Corp.                       740,250
      16,500 Cigna Corp.                                1,596,375
       6,900 Marsh & McLennan Cos.                        568,388
       8,600 Safeco Corp.                                 555,775
      12,300 Transamerica Corp.                           836,400
                                                     ------------
             Total                                      5,856,747
                                                     ------------
              OTHER FINANCIAL
      15,000 Federal National Mortgage Association      1,430,625
       9,400 Hospitality Properties Trust                 235,000
      50,000 Storage Trust Realty                       1,050,000


(See Notes to Portfolio of Investments)


                                                     MARSHALL FUNDS
 EQUITY INCOME FUND (CONTINUED)

  Shares     Description                                      Value
 ------------------------------------------------------------------
             COMMON STOCKS (Continued)
             FINANCIAL (Continued)
              OTHER FINANCIAL (Continued)
      15,000 Summit Properties, Inc.                   $    273,750
                                                       ------------
             Total                                        2,989,375
                                                       ------------
             Total Financial                             18,911,960
                                                       ------------
             RAW MATERIALS/INTERMEDIATE GOODS-- 7.2%
              CHEMICALS
      14,500 Dow Chemicals Co.                            1,073,000
      47,000 Du Pont (E.I.) DeNemours                     3,072,625
      12,600 Goodrich B.F. Co.                              749,700
      21,500 PPG Industries, Inc.                           919,125
                                                       ------------
             Total                                        5,814,450
                                                       ------------
              OTHER RAW MATERIALS
      41,600 Hanson PLC, ADR                                712,400
                                                       ------------
              PAPERS
      10,000 Kimberly Clark Corp.                           638,750
       9,900 Union Camp Corp.                               563,063
                                                       ------------
             Total                                        1,201,813
                                                       ------------
             Total Raw Materials/ Intermediate Goods      7,728,663
                                                       ------------
             UTILITIES-- 14.1%
              ELECTRIC
      30,000 Entergy Corp.                                  720,000
      33,000 Long Island Lighting Co.                       561,000
      15,500 New England Electric System                    542,500
      12,000 New York State Electric & Gas Corp.            289,500
      15,800 Nipsco Industries, Inc.                        517,450
      23,600 Pinnacle West Capital Corp.                    587,050
      12,000 Texas Utilities Co.                            417,000
      13,900 Wisconsin Energy Corp.                         373,563
       9,100 WPS Resources Corp.                            262,763
                                                       ------------
             Total                                        4,270,826
                                                       ------------
              GAS DISTRIBUTION
      24,300 Enron Corp.                                    817,087
      15,000 Enron Global Power & Pipelines                 348,750
      25,500 Sonat, Inc.                                    809,625
                                                       ------------
             Total                                        1,975,462
                                                       ------------
              TELECOMMUNICATIONS
      32,000 Alltel Corp.                                   904,000
      44,000 AT & T Corp.                                 2,486,000
      12,200 Bellsouth Corp.                                838,750
      49,500 Frontier Corp.                               1,379,812
      42,000 GTE Corp.                                    1,538,250
      33,500 Sprint Corp.                                 1,189,250
      13,000 U S West, Inc.                                 565,500
                                                       ------------
             Total                                        8,901,562
                                                       ------------
             Total Utilities                             15,147,850
                                                       ------------
             TOTAL COMMON STOCKS
               (identified cost $79,200,036)             90,017,815
                                                       ------------

  Shares or
  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              CONVERTIBLE PREFERRED STOCKS -- 3.0%
               ELECTRONICS -- 0.6%
        9,600 General Motors Corp., Convertible Pfd C              $    637,200
                                                                   ------------
               FINANCE -- COMMERCIAL -- 1.0%
       20,000 Merrill Lynch & Co., Inc., 6.50% STRYPES, due
               8/15/1998                                              1,085,000
                                                                   ------------
               INSURANCE -- 0.6%
       12,000 American General Cap. Corp., 6.00% monthly Inc.
               Ser. A                                                   636,000
                                                                   ------------
               SERVICES -- 0.8%
       23,500 Browning Ferris Industries, Inc., 7.25% ACES
               Converts 6/30/98                                         837,187
                                                                   ------------
              TOTAL CONVERTIBLE PREFERRED STOCKS
                (identified cost $2,960,604)                          3,195,387
                                                                   ------------
              (B)REPURCHASE AGREEMENT -- 12.9%
  $13,882,000 Barclays de Zoete Wedd Securities, Inc., 5.80%,
               dated 8/31/1995, due 9/1/1995 (at amortized cost)     13,882,000
                                                                   ------------
              TOTAL INVESTMENTS
                (identified cost $96,042,640)                      $107,095,202
                                                                   ============


(See Notes to Portfolio of Investments)


August 31, 1995

 PORTFOLIO OF INVESTMENTS

 VALUE EQUITY FUND

  Shares     Description                               Value
 -----------------------------------------------------------
             COMMON STOCKS -- 90.1%
             CAPITAL GOODS -- 5.4%
             AEROSPACE AND RELATED
      52,650 Raytheon Co.                        $ 4,258,069
                                                 -----------
             ELECTRONICS
      74,800 (d)Avnet, Inc.                        3,852,200
                                                 -----------
             MACHINERY AND MACHINE TOOLS
     232,650 Giddings & Lewis, Inc.                3,809,644
                                                 -----------
             Total Capital Goods                  11,919,913
                                                 -----------
             CONSUMER DURABLES -- 4.9%
             BUILDING AND FOREST PRODUCTS
      47,000 Georgia-Pacific Corp.                 4,230,000
                                                 -----------
             HOMEBUILDERS
     207,000 Kaufman & Broad Home Corp.            2,768,625
                                                 -----------
             HOUSEHOLD PRODUCTS/WARES
      41,000 Rubbermaid, Inc.                      1,219,750
     164,000 Sunbeam Corp.                         2,665,000
                                                 -----------
             Total                                 3,884,750
                                                 -----------
             Total Consumer Durables              10,883,375
                                                 -----------
             CONSUMER NON-DURABLES -- 22.3%
             BEVERAGES AND FOODS
     200,000 (c)Darden Restaurants, Inc.           2,050,000
     197,300 Fleming Companies, Inc.               5,746,363
      80,200 International Multifoods Corp.        1,804,500
     153,000 Smith's Food & Drug Centers, Inc.     2,887,875
      93,900 (d)Supervalu, Inc.                    2,781,788
                                                 -----------
             Total                                15,270,526
                                                 -----------
             PHARMACEUTICALS AND HEALTH CARE
     185,400 (c)(d)Acuson Corp.                    2,433,375
     209,850 (d)Caremark International, Inc.       4,354,388
     123,050 (d)Mallinckrodt Group, Inc.           4,629,756
     191,200 (c)Tenet Healthcare Corp.             3,035,300
                                                 -----------
             Total                                14,452,819
                                                 -----------
             RETAIL
      40,500 Dayton-Hudson Corp.                   2,961,563
     244,400 (d)K-Mart Corp.                       3,329,950
     173,000 Limited, Inc.                         3,200,500
      16,000 Melville Corp.                          534,000
     213,000 (c)Price Costco, Inc.                 3,594,375
      44,400 Sears, Roebuck & Co.                  1,437,450
      87,200 (c)Toys R Us, Inc.                    2,267,200
      61,455 (c)U.S. Industries, Inc.                960,234
                                                 -----------
             Total                                18,285,272
                                                 -----------
             SERVICES
      19,000 Fluor Corp.                           1,111,500
                                                 -----------
             Total Consumer Non-Durables          49,120,117
                                                 -----------
             ENERGY-- 11.3%
             INTERNATIONAL OIL
      25,400 (d)Royal Dutch Petroleum Co.          3,028,950
                                                 -----------
             OIL & GAS EQUIPMENT AND SERVICES
     187,900 (d)Baker Hughes, Inc.                 4,227,750
      19,000 Schlumberger, Ltd.                    1,225,500
     198,400 Tidewater, Inc.                       4,910,400
                                                 -----------
             Total                                10,363,650
                                                 -----------
             OIL & GAS PRODUCTS
      21,000 Coastal Corp.                           687,750
      23,700 Mobil Corp.                           2,257,425
      68,000 Occidental Petroleum Corp.            1,479,000
      45,400 Texaco, Inc.                          2,939,650

 -----------------------------------------------------------
  Shares       Description                             Value
 -----------------------------------------------------------
               COMMON STOCKS (Continued)
               ENERGY (Continued)
               OIL & GAS PRODUCTS (Continued)
      202,120  USX-Marathon Group                $ 4,168,725
                                                 -----------
               Total                              11,532,550
                                                 -----------
               Total Energy                       24,925,150
                                                 -----------
               FINANCIAL -- 15.0%
               BANKS
       80,900  (d)Ahmanson (H.F.) & Co.            1,921,375
      150,400  (d)PNC Bank Corp.                   3,948,000
                                                 -----------
               Total                               5,869,375
                                                 -----------
               INSURANCE
      104,100  American General Corp.              3,669,525
       96,196  Allstate Corp.                      3,258,640
       32,750  (d)Cigna Corp.                      3,168,562
       40,000  MBIA, Inc.                          2,720,000
       24,400  Torchmark Corp.                       976,000
       53,600  UNUM Corp.                          2,572,800
       89,800  Washington Mutual, Inc.             2,323,575
                                                 -----------
               Total                              18,689,102
                                                 -----------
               OTHER FINANCIAL
       90,195  Bear Stearns Co., Inc.              1,860,271
       61,000  Franklin Resources, Inc.            3,355,000
       34,200  Painewebber Group, Inc.               658,350
       50,200  Student Loan Marketing Assoc.       2,717,075
                                                 -----------
               Total                               8,590,696
                                                 -----------
               Total Financial                    33,149,173
                                                 -----------
               RAW MATERIALS/INTERMEDIATE GOODS--16.8%
               CHEMICALS
      314,000  Calgon Carbon Corp.                 3,571,750
       33,075  (d)Eastman Chemical Co.             2,137,471
       52,100  IMC Global, Inc.                    3,295,325
       80,250  (d)Imperial Chemical Industries
                 PLC, ADR                          3,821,906
      260,500  (c)(d)Pegasus Gold, Inc.            3,256,250
                                                 -----------
               Total                              16,082,702
                                                 -----------
               INTERMEDIATE GOODS
      339,100  (d)Hanson PLC, ADR                  5,807,087
                                                 -----------
               METALS
      185,700  (c)(d)Bethlehem Steel Corp.         2,715,862
       57,000  Birmingham Steel Corp.              1,154,250
      467,950  Horsham Corp.                       6,317,325
      312,300  (c)LTV Corp.                        4,879,688
                                                 -----------
               Total                              15,067,125
                                                 -----------
               Total Raw Materials/
                Intermediate Goods                36,956,914
                                                 -----------
               TELECOMMUNICATIONS -- 4.6%
               SERVICES
       86,000  GTE Corp.                           3,149,750
      170,000  (d)MCI Communications Corp.         4,090,625
       68,000  (d)US West, Inc.                    2,958,000
                                                 -----------
               Total Telecommunications           10,198,375
                                                 -----------
               TRANSPORTATION -- 5.7%
               OTHER TRANSPORTATION
      137,250  Alexander & Baldwin, Inc.           3,122,438
      116,100  American President Cos., Ltd.       3,410,438
                                                 -----------
                                                   6,532,876
                                                 -----------
               RAILROADS
      213,000  Canadian Pacific, Ltd.              3,594,374
       36,000  Conrail, Inc.                       2,421,000
                                                 -----------
               Total                               6,015,374
                                                 -----------
               Total Transportation               12,548,250
                                                 -----------


(See Notes to Portfolio of Investments)


                                                     MARSHALL FUNDS

 VALUE EQUITY FUND (continued)

  Shares or
  Principal
  Amount      Description                                             Value
 ------------------------------------------------------------------------------
              COMMON STOCKS (Continued)
              UTILITIES -- 4.1%
              ELECTRIC DISTRIBUTION
       70,000 AT&T                                             $  3,955,000
      107,500 Entergy Corp.                                       2,580,000
       59,000 Telephone & Data Systems, Inc.                      2,419,000
                                                               ------------
              Total Utilities                                     8,954,000
                                                               ------------
              TOTAL COMMON STOCKS (identified cost
               $182,324,599)                                    198,655,267
                                                               ------------
              (I)COLLATERAL FOR SECURITIES LENDING -- 18.3%
  $ 2,000,000 American Honda Finance Co., 5.935, 5/15/1996        2,000,000
    3,000,000 Bear, Stearns & Co., Inc., 6.125%, 8/7/1997         3,000,000
    2,812,500 Beta Financial, 5.50%, 11/9/1995                    2,812,500
    2,811,621 Carco Auto Trust, 5.945, 10/15/2000                 2,821,781
    2,998,290 Chrysler Corp., 6.04%, 7/31/1997                    2,998,290
    1,997,200 General Electric Capital Corp., 6.09%,
               8/5/1996                                           1,997,200
      937,500 General Electric Capital Corp., 4.875%,
               4/25/1997                                            937,500
    5,500,000 GMAC, 5.821%, 9/5/1995                              5,500,000
      615,513 Goldman Sachs Money Market Fund, 5.742%,              615,513
    3,000,000 Heller Financial Corp., 6.08%, 6/13/1997            3,000,000
    2,000,000 J.P. Morgan Securities, Inc., 5.885%, 9/1/1995      2,000,000
      141,493 Lehman Brothers Money Market Fund, 5.80%,             141,493
      527,254 Premiere Auto Trust, 5.75%, 9/2/1996                  527,095
    2,000,000 Sears, Roebuck & Co., 5.819%, 9/5/1995              2,000,000
    2,997,480 Sears, Roebuck & Co., 5.975%, 5/12/1997             2,997,480
    5,000,000 Strong Money Market Fund, 5.833%,                   5,000,000
    2,001,875 Superior Wholesale Inventory Financing Trust,
               6.025%, 1/15/1999                                  2,001,200
                                                               ------------
              TOTAL COLLATERAL FOR SECURITIES LENDING
               (identified cost $40,350,052)                     40,350,052
                                                               ------------
              (B)REPURCHASE AGREEMENT -- 9.4%
  $20,712,000 Barclays de Zoete Wedd Securities, Inc.,
               5.80%, dated 8/31/1995, due 9/1/1995 (at
               amortized cost)                                   20,712,000
                                                               ------------
              TOTAL INVESTMENTS (identified cost
                $243,386,651)                                  $259,717,319
                                                               ============


 STOCK FUND

  Shares  Description                                  Value
 ---------------------------------------------------------------
          COMMON STOCKS -- 94.2%
          BASIC INDUSTRIES -- 2.5%
          CHEMICALS
   60,000 Dow Chemicals Co.                      $ 4,440,000
                                                 -----------
          STEEL
   40,000 Nucor Corp.                              1,960,000
                                                 -----------
          Total Basic Industries                   6,400,000
                                                 -----------
          CAPITAL GOODS -- 16.4%
          COMPUTER SERVICES
   50,000 (c)Computer Sciences Corp.               3,012,500
  150,000 General Motors Corp.--Class E            6,993,750
                                                 -----------
          Total                                   10,006,250
                                                 -----------
          ELECTRICAL EQUIPMENT
   30,000 (c)AVX Corp.                               952,500
  125,000 General Electric Co.                     7,359,375
                                                 -----------
          Total                                    8,311,875
                                                 -----------
          ELECTRONICS
   85,000 AMP, Inc.                                3,453,125
   40,000 Intel Corp.                              2,455,000
   75,000 (c)Solectron Corp.                       2,662,500
   65,000 (c)STB Systems, Inc.                       812,500
                                                 -----------
          Total                                    9,383,125
                                                 -----------
          MACHINERY/EQUIPMENT
   60,000 Parker Hannifin Corp.                    2,377,500
                                                 -----------
          OFFICE EQUIPMENT
   50,000 Apple Computer, Inc.                     2,150,000
                                                 -----------
          OTHER CAPITAL GOODS
   50,000 Alco Standard Corp.                      4,025,000
  150,000 Ericsson (L.M.) Telephone
           Co.--ADR                                3,206,250
   50,000 Minnesota Mining & Manufacturing Co.     2,731,250
                                                 -----------
          Total                                    9,962,500
                                                 -----------
          Total Capital Goods                     42,191,250
                                                 -----------
          CONSUMER DURABLES -- 3.4%
          AUTOMOTIVE AND RELATED
   50,000 Ford Motor Co.                           1,531,250
   80,000 Hayes Wheels International, Inc.         1,700,000
  126,000 Mark IV Industries, Inc.                 2,803,500
                                                 -----------
          Total                                    6,034,750
                                                 -----------
          OTHER CONSUMER DURABLES
  175,000 Shaw Industries, Inc.                    2,625,000
                                                 -----------
          Total Consumer Durables                  8,659,750
                                                 -----------
          CONSUMER NON-DURABLES -- 41.7%
          BEVERAGE AND FOODS
  100,000 (c)Darden Restaurants, Inc.              1,025,000
   50,000 General Mills, Inc.                      2,581,250
   60,000 Heinz (H.J.) Co.                         2,542,500
  125,000 McDonalds Corp.                          4,562,500
                                                 -----------
          Total                                   10,711,250
                                                 -----------
          COSMETICS/TOILETRIES
   40,000 Procter & Gamble Co.                     2,775,000
   80,000 Tambrands, Inc.                          3,590,000
                                                 -----------
          Total                                    6,365,000
                                                 -----------


(See Notes to Portfolio of Investments)


August 31, 1995

 PORTFOLIO OF INVESTMENTS

 STOCK FUND (CONTINUED)

  Shares  Description                                       Value
------------------------------------------------------------------------------------------------------------------------------------
          COMMON STOCKS (Continued)
          CONSUMER NON-DURABLES (Continued)
          ENTERTAINMENT
   20,000 Disney (Walt) Co.                           $  1,122,500
   75,000 Gaylord Entertainment Co.                      2,081,250
                                                      ------------
          Total                                          3,203,750
                                                      ------------
          HEALTH CARE
   50,000 (c)Alza Corp.                                  1,187,500
   40,000 (c)Amgen, Inc.                                 1,915,000
  100,000 Cardinal Health, Inc.                          5,350,000
  100,000 (c)Coram Healthcare Corp.                        487,500
   50,000 (c)Elan Corporation PLC--ADR                   1,962,500
  150,000 IVAX Corp.                                     3,843,750
   75,000 (c)Lincare Holdings, Inc.                      2,240,625
   70,000 Merck & Co., Inc.                              3,491,250
   45,000 (c)Owen Healthcare Inc.                          714,375
   60,000 Teva Pharmaceutical Industries, Ltd.           2,272,500
                                                      ------------
          Total                                         23,465,000
                                                      ------------
          MEDIA
   40,000 Capital Cities ABC, Inc.                       4,600,000
  100,000 (c)General Cable, PLC-ADR                      1,425,000
   35,000 McGraw-Hill, Inc.                              2,756,250
  160,000 (c)New World Communications                    3,720,000
   90,000 SBC Communications, Inc.                       4,556,250
   50,000 (c)Telecommunications, Inc.                      925,000
  250,000 (c)Telecommunications International, Inc.      3,906,250
   60,000 Time Warner, Inc.                              2,527,500
                                                      ------------
          Total                                         24,416,250
                                                      ------------
          RETAIL
   35,000 (c)BT Office Products International, Inc.        424,375
  150,000 (c)Federated Department Stores, Inc.           4,050,000
   50,000 (c)Global Directmail Corp.                     1,375,000
   50,000 Home Depot, Inc.                               1,993,750
   80,000 (c)Kohls Corp.                                 3,760,000
   75,000 (c)Nine West Group, Inc.                       3,196,875
  120,000 (c)Play By Play Toys & Novelties               1,500,000
  200,000 (c)Price Costco, Inc.                          3,375,000
  125,000 Wal-Mart Stores, Inc.                          3,078,125
                                                      ------------
          Total                                         22,753,125
                                                      ------------
          SERVICES
  150,000 Browning-Ferris Industries, Inc.               5,043,750
  100,000 (c)GTECH Holdings, Inc.                        2,900,000
                                                      ------------
          Total                                          7,943,750
                                                      ------------
          TOBACCO
   50,000 Philip Morris Cos., Inc.                       3,731,250
  160,000 RJR Nabisco Holdings Corp.                     4,560,000
                                                      ------------
          Total                                          8,291,250
                                                      ------------
          Total Consumer Non-Durables                  107,149,375
                                                      ------------
          ENERGY -- 11.1%
          INTERNATIONAL OIL AND GAS
   40,000 Mobil Corp.                                    3,810,000
   60,000 Royal Dutch Petroleum Co.                      7,155,000
  100,000 Union Texas Petroleum Holdings, Inc.           1,950,000
                                                      ------------
          Total                                         12,915,000
                                                      ------------


 Shares or
 Principal
 Amount      Description                                                 Value
------------------------------------------------------------------------------
             COMMON STOCKS (Continued)
             OIL & GAS PRODUCTS
      40,000 Anadarko Pete Corp.                                  $  1,910,000
     125,000 Enron Corp.                                             4,203,125
      60,000 (c)Input/Output, Inc.                                   2,235,000
      65,466 Sun, Inc.                                               1,743,032
                                                                  ------------
             Total                                                  10,091,157
                                                                  ------------
             OIL AND GAS SERVICES
      60,000 (c)Landmark Graphics Corp.                              1,530,000
      60,000 Schlumberger, Ltd.                                      3,870,000
                                                                  ------------
             Total                                                   5,400,000
                                                                  ------------
             Total Energy                                           28,406,157
                                                                  ------------
             FINANCIAL -- 12.6%
             BANKING
      80,000 First Chicago Corp.                                     5,070,000
                                                                  ------------
             INSURANCE
     100,000 American International Group, Inc.                      8,062,500
      25,000 General Reinsurance Corp.                               3,715,625
     100,000 MGIC Investment Corp.                                   5,600,000
                                                                  ------------
             Total                                                  17,378,125
                                                                  ------------
             OTHER FINANCIAL
      60,000 Capstone Capital Corp.                                  1,072,500
      40,000 First Data Corp.                                        2,335,000
      60,000 First Financial Management Corp.                        5,407,500
      70,000 Regency Realty Corp.                                    1,251,250
                                                                  ------------
             Total                                                  10,066,250
                                                                  ------------
             Total Financial                                        32,514,375
                                                                  ------------
             UTILITIES -- 5.2%
             OTHER UTILITIES
     100,000 Enron Global Power Pipelines                            2,325,000
                                                                  ------------
             TELECOMMUNICATIONS
     150,000 Ameritech Corp.                                         7,687,500
      60,000 AT&T Corp.                                              3,390,000
                                                                  ------------
             Total                                                  11,077,500
                                                                  ------------
             Total Utilities                                        13,402,500
                                                                  ------------
             TRANSPORTATION -- 1.3%
             RAILROAD
      50,000 Conrail, Inc.                                           3,362,501
                                                                  ------------
             TOTAL COMMON STOCKS (identified cost $209,997,083)    242,085,908
                                                                  ------------
             (B)REPURCHASE AGREEMENT -- 4.7%
 $11,972,000 Barclays de Zoete Wedd Securities, Inc., 5.80%,
              dated 8/31/1995, due 9/1/1995 (at amortized cost)     11,972,000
                                                                  ------------
             TOTAL INVESTMENTS
               (identified cost $221,969,083)                     $254,057,908
                                                                  ============


(See Notes to Portfolio of Investments)


                                                     MARSHALL FUNDS

 MID-CAP STOCK FUND

  Shares    Description                                      Value
 -----------------------------------------------------------------
            COMMON STOCKS -- 96.4%
            CAPITAL GOODS -- 22.5%
             COMPUTERS
     25,000 (c)Dell Computer Corp.                    $  1,925,000
     70,000 (c)Informix Corp.                            1,960,000
     75,000 (c)Transaction Systems
              Architects--Class A                        1,837,500
                                                      ------------
            Total                                        5,722,500
                                                      ------------
             ELECTRICAL EQUIPMENT
     60,000 (c)Atmel Corporation                         1,897,500
     50,000 (c)Bay Networks, Inc.                        2,375,000
     40,000 (c)Cidco, Inc.                               1,400,000
     25,000 (c)Cincinnati Microwave, Inc.                  450,000
     40,000 (c)Integrated Device Technologies, Inc.      2,305,000
     20,000 Linear Technology Corp.                      1,620,000
     40,000 (c)LSI Logic Corp.                           1,970,000
     25,000 (c)Parametric Technology Corp.               1,381,250
     35,000 (c)Stormedia, Inc.                           1,452,500
                                                      ------------
            Total                                       14,851,250
                                                      ------------
             OFFICE EQUIPMENT
     75,000 Danka Business Systems--ADR                  2,268,750
     50,000 (c)Office Depot, Inc.                        1,556,250
                                                      ------------
            Total                                        3,825,000
                                                      ------------
            Total Capital Goods                         24,398,750
                                                      ------------
            CONSUMER DURABLES -- 1.8%
             AUTOMOTIVE AND RELATED
     50,000 Harley Davidson, Inc.                        1,387,500
     70,000 (c)Top Source, Inc.                            577,500
                                                      ------------
            Total Consumer Durables                      1,965,000
                                                      ------------
            CONSUMER NON-DURABLES -- 47.2%
             BROADCASTING
     50,000 (c)Cox Communication, Inc.                     987,500
     75,000 (c)Westwood One, Inc.                        1,387,500
                                                      ------------
            Total                                        2,375,000
                                                      ------------
             COMMERCIAL SERVICES
     45,000 (c)ABR Information Services, Inc.            1,023,750
     40,000 (c)BDM International, Inc.                   1,005,000
     60,000 (c)Ceridian Corp.                            2,625,000
     35,000 First Data Corp.                             2,043,125
     50,000 (c)Sitel Corp.                               1,075,000
                                                      ------------
            Total                                        7,771,875
                                                      ------------
             DRUGS
     40,000 (c)Biogen, Inc.                              2,190,000
     35,000 (c)Forest Labs, Inc.                         1,566,250
     40,000 IVAX Corp.                                   1,025,000
    100,000 (c)North American Vaccine, Inc.              1,012,500
     40,000 (c)Ostex International, Inc.                   680,000
                                                      ------------
            Total                                        6,473,750
                                                      ------------
             ENVIRONMENTAL
     60,000 (c)Sanifill, Inc.                            1,912,500
                                                      ------------
             FOOD & BEVERAGE
     40,000 Riviana Foods, Inc.                            510,000
                                                      ------------
             FOREST PRODUCTS & PAPER
     30,000 Consolidated Papers, Inc.                    1,815,000
                                                      ------------

  Shares    Description                                         Value
 --------------------------------------------------------------------
            COMMON STOCKS (Continued)
            CONSUMER NON-DURABLES (Continued)
             HEALTHCARE
     72,500 (c)Angeion Corp.                             $    561,875
     25,000 Arrow International, Inc.                       1,025,000
     50,000 (c)Lincare Holdings, Inc.                       1,493,750
                                                         ------------
            Total                                           3,080,625
                                                         ------------
             HOUSEHOLD PRODUCTS
     50,000 Amway Asia Pacific Ltd.                         1,987,500
     50,000 (c)Sola International, Inc.                     1,143,750
                                                         ------------
            Total                                           3,131,250
                                                         ------------
             LEISURE AND RECREATION
     50,000 (c)Circus Circus Enterprises                    1,637,500
     50,000 (c)Doubletree Corp.                               962,500
     40,000 (c)Mirage Resorts, Inc.                         1,375,000
                                                         ------------
            Total                                           3,975,000
                                                         ------------
             PRINTING & PUBLISHING
     50,000 Nelson Thomas, Inc.                             1,275,000
                                                         ------------
             RESTAURANTS
     50,000 (c)Outback Steakhouse, Inc.                     1,612,500
                                                         ------------
             RETAIL
     50,000 (c)Bed, Bath & Beyond, Inc.                     1,365,625
     40,000 Casey's General Stores, Inc.                      805,000
     20,000 (c)CDW Computer Centers, Inc.                   1,080,000
     10,000 (c)Creative Computers, Inc.                       290,000
     75,000 (c)Department 56, Inc.                          3,318,750
     60,000 (c)Kohl's Corp.                                 2,820,000
     20,000 (c)Proffitts, Inc.                                527,500
     80,000 (c)Tommy Hilfiger Corp.                         2,680,000
                                                         ------------
            Total                                          12,886,875
                                                         ------------
             SERVICES
     60,000 (c)Apollo Group, Inc.--Class A                  1,800,000
     65,000 Loewen Group, Inc.                              2,486,250
                                                         ------------
            Total                                           4,286,250
                                                         ------------
            Total Consumer Non-Durables                    51,105,625
                                                         ------------
            FINANCIAL -- 10.5%
     60,000 Advanta Corp--Class B                           2,242,500
     40,000 Green Tree Financial Corp.                      2,330,000
     75,000 Mercury Finance Co.                             1,715,625
     30,000 Morgan Stanley Group, Inc.                      2,606,250
     50,000 UJB Financial Corp.                             1,731,250
     40,000 (c)Union Acceptance Corp.                         750,000
                                                         ------------
            Total Financial                                11,375,625
                                                         ------------
            INSURANCE -- 3.8%
     40,000 MGIC Investment Corp.                           2,240,000
     50,000 NAC Reinsurance Corp.                           1,825,000
                                                         ------------
            Total Insurance                                 4,065,000
                                                         ------------
            TELECOMMUNICATIONS -- 10.6%
     45,000 (c)ADC Telecommunications, Inc.                 1,743,750
     40,000 (c)Bell Cablemedia PLC--ADR                       760,000
     10,000 (c)Glenayre Technologies                          652,500
     30,000 (c)Paging Network, Inc.                         1,185,000
     50,000 (c)Periphonics Corp.                            1,187,500
     50,000 (c)Tele Communications International, Inc.        781,250
     80,000 (c)Tellabs, Inc.                                3,740,000
     50,000 (c)Vanguard Cellular Systems--
              Class A                                       1,356,250
                                                         ------------
            Total Telecommunications                       11,406,250
                                                         ------------
            TOTAL COMMON STOCKS
              (identified cost $87,030,483)               104,316,250
                                                         ------------


(See Notes to Portfolio of Investments)


August 31, 1995

 PORTFOLIO OF INVESTMENTS

 MID-CAP STOCK FUND (CONTINUED)

  Principal
  Amount     Description                                             Value
 --------------------------------------------------------------------------
             (G)U.S. TREASURY BILLS -- 0.1%
  $  100,000 Treasury Bills 9/28/95 (amortized cost $99,595)   $     99,635
                                                               ------------
             (B)REPURCHASE AGREEMENT -- 4.2%
   4,593,000 Barclays de Zoete Wedd Securities, Inc., 5.80%,
              dated 8/31/95 due 9/1/95
              (at amortized cost)                                 4,593,000
                                                               ------------
             TOTAL INVESTMENTS
               (identified cost $91,723,078)                   $109,008,885
                                                               ============


 INTERNATIONAL STOCK FUND

  Shares  Description                               Value
 --------------------------------------------------------
          COMMON STOCKS -- 77.4%
          AUSTRALIA -- 4.7%
           AIR TRAVEL -- 0.3%
   16,000 Qantas Airways Ltd. ADR              $  261,395
                                               ----------
           BANKING -- 0.9%
  225,200 Westpac Bank Corp.                      846,552
                                               ----------
           BROADCASTING -- 0.5%
   92,235 News Corporation                        529,790
                                               ----------
           BUSINESS SERVICES -- 0.8%
   72,000 Brambles Industries Ltd.                724,275
                                               ----------
           CONSTRUCTION MATERIALS -- 1.2%
  436,200 Pioneer International Ltd.            1,134,691
                                               ----------
           INDUSTRIAL MACHINERY -- 1.0%
  357,000 BTR Nylex Limited                       950,139
                                               ----------
            Total Australia                     4,446,842
                                               ----------
          AUSTRIA -- 2.3%
           ELECTRIC UTILITIES -- 1.0%
    7,500 EVN Energ Versorg                       979,951
                                               ----------
           INDUSTRIAL MACHINERY -- 1.3%
   11,000 VA Technologie AG                     1,214,587
                                               ----------
            Total Austria                       2,194,538
                                               ----------
          BELGIUM -- 2.3%
          CHEMICALS -- 1.2%
    2,200 Solvay                                1,154,942
                                               ----------
          NON-FERROUS METALS -- 1.1%
   15,900 (c)Union Miniere                      1,047,993
                                               ----------
            Total Belgium                       2,202,935
                                               ----------
          BERMUDA -- 1.0%
           FINANCIAL SERVICES -- 1.0%
  307,500 Jardine Strategic                       965,550
                                               ----------
          BRAZIL -- 0.9%
           BROADCASTING -- 0.9%
   20,700 Telecomunicacoes Brasileiras ADR        874,575
                                               ----------
          CANADA -- 3.0%
           BANKING -- 1.3%
   48,000 Canadian Imperial Bank Toronto        1,179,449
                                               ----------
           ELECTRONICS -- 0.8%
   25,000 (c)Newbridge Networks Corp.             725,987
                                               ----------
           INSURANCE -- 0.4%
   18,600 London Ins. Group Inc.                  368,745
                                               ----------
           MINING -- 0.5%
   58,000 (c)Inmet Mining Corp.                   458,861
                                               ----------
            Total Canada                        2,733,042
                                               ----------
          CHILE -- 0.8%
           TELEPHONE -- 0.8%
    9,500 Companhia De Telecomucicacione ADR      693,500
                                               ----------
          CHINA -- 0.7%
           ELECTRIC UTILITIES -- 0.7%
          Shandong Huaneng Power Dev.
   82,600  Ltd. ADR                               691,775
                                               ----------


(See Notes to Portfolio of Investments)


                                                     MARSHALL FUNDS

 INTERNATIONAL STOCK FUND (CONTINUED)

  Shares    Description                              Value
 -----------------------------------------------------------------------------
            COMMON STOCKS (Continued)
            CZECHOSLOVAKIA -- 1.0%
             BANKING -- 0.2%
      4,000 Komercni Banka                      $  205,281
                                                ----------
            ELECTRIC UTILITIES -- 0.6%
     13,500 (c)Cez (Cesk En Zavody)                527,148
                                                ----------
            FINANCIAL SERVICES -- 0.2%
      7,237 (c)Creditanstalt Cesky Inv.            200,504
                                                ----------
              Total Czechoslovakia                 932,933
                                                ----------
            FINLAND -- 1.5%
             CONGLOMERATES -- 0.9%
     51,000 Amer Group                             869,549
                                                ----------
             PAPER -- 0.6%
     14,700 Metsa Serla Oy                         579,677
                                                ----------
              Total Finland                      1,449,226
                                                ----------
            FRANCE -- 5.6%
             AUTOMOBILES -- 1.1%
     35,400 Renault (Regie Nationale)            1,001,847
                                                ----------
             BANKING -- 1.1%
     24,900 Banque National Paris                1,021,503
                                                ----------
             CHEMICALS -- 1.2%
     53,900 Rhone Poulenc SA                     1,105,603
                                                ----------
             ELECTRONIC EQUIPMENT -- 1.0%
      9,000 Alcatel ALST(CGE)                      902,533
                                                ----------
             GAS EXPLORATION -- 1.2%
     16,100 Soc Elf Aquitaine                    1,178,990
                                                ----------
              Total France                       5,210,476
                                                ----------
            GERMANY -- 4.0%
             BANKING -- 1.3%
     26,950 Deutsche Bank AG                     1,246,954
                                                ----------
             CHEMICALS -- 1.4%
      5,150 Bayer AG                             1,331,806
                                                ----------
             ELECTRIC UTILITIES -- 1.3%
     32,500 Veba AG                              1,243,305
                                                ----------
              Total Germany                      3,822,065
                                                ----------
            GREAT BRITAIN -- 8.1%
             BANKING -- 1.2%
    100,000 Barclays PLC                         1,119,044
                                                ----------
             BUSINESS SERVICES -- 1.2%
     99,167 Welsh Water PLC                      1,171,288
                                                ----------
             FOOD & BEVERAGES -- 2.9%
  1,718,900 Albert Fisher Group PLC              1,427,303
    436,955 Hillsdown Holdings PLC               1,295,335
                                                ----------
              Total                              2,722,638
                                                ----------
             GAS & PIPELINE UTILITIES -- 1.2%
    266,800 British Gas PLC                      1,149,108
                                                ----------
             POLLUTION CONTROL -- 0.2%
            (c)Waste Management International
     18,600  PLC, ADR                              199,950
                                                ----------

  Shares    Description                                   Value
 --------------------------------------------------------------
            COMMON STOCKS (Continued)
            GREAT BRITAIN (Continued)
             RETAIL TRADE -- 1.4%
    228,700 Burton Group PLC                         $  362,058
     81,600 Kwik Save Group PLC                         915,040
                                                     ----------
              Total                                   1,277,098
                                                     ----------
              Total Great Britain                     7,639,126
                                                     ----------
            HONG KONG -- 4.4%
             BANKING -- 1.4%
     96,600 HSBC Holdings                             1,297,817
                                                     ----------
             CONGLOMERATES -- 2.4%
    210,000 Hutchinson Whampoa                        1,011,885
    171,500 Swire Pacific                             1,284,976
                                                     ----------
              Total                                   2,296,861
                                                     ----------
             RETAIL TRADE -- 0.6%
    550,000 Dairy Farm International                    511,500
                                                     ----------
              Total Hong Kong                         4,106,178
                                                     ----------
            INDONESIA -- 0.7%
             FOREST PRODUCTS -- 0.7%
    599,500 Barito Pac Timber                           648,037
                                                     ----------
            ITALY -- 2.4%
             PAPER -- 1.1%
    150,000 Burgo (Cartiere) Spa                      1,017,755
                                                     ----------
             TELEPHONE -- 1.3%
    515,000 Stet                                      1,258,262
                                                     ----------
              Total Italy                             2,276,017
                                                     ----------
            JAPAN -- 2.6%
             ELECTRICAL EQUIPMENT -- 1.2%
    104,000 Hitachi                                   1,138,181
                                                     ----------
             HOUSEHOLD APPLIANCES & FURNISHINGS -- 1.4%
     24,000 Sony Corp.                                1,310,832
                                                     ----------
              Total Japan                             2,449,013
                                                     ----------
            MEXICO -- 0.6%
             CONTAINERS & GLASS-- 0.6%
    182,400 Vitro SA                                    549,380
                                                     ----------
            NETHERLANDS -- 5.9%
             CHEMICALS -- 2.2%
     10,500 Azko Nobel NV                             1,238,674
     20,000 European Vinyls Corp. International NV      850,106
                                                     ----------
              Total                                   2,088,780
                                                     ----------
             INSURANCE -- 3.0%
     41,465 Aegon NV                                  1,394,354
     25,500 International Nederlanden                 1,417,270
                                                     ----------
              Total                                   2,811,624
                                                     ----------
             RETAIL TRADE -- 0.7%
      9,160 Kon Bijenkorf Beh                           615,494
                                                     ----------
              Total Netherlands                       5,515,898
                                                     ----------
            NEW ZEALAND -- 2.5%
            FOREST PRODUCTS -- 1.3%
    450,000 Fletcher Challenge                        1,223,335
                                                     ----------
             INVESTMENT COMPANIES-- 1.2%
  1,553,600 Brierley Investment Ltd.                  1,151,863
                                                     ----------
              Total New Zealand                       2,375,198
                                                     ----------


(See Notes to Portfolio of Investments)


August 31, 1995
 PORTFOLIO OF INVESTMENTS

 INTERNATIONAL STOCK FUND (CONTINUED)

  Shares     Description                                Value
 ------------------------------------------------------------
             COMMON STOCKS (Continued)
             NORWAY -- 3.0%
             DRUGS & HEALTH CARE -- 1.5%
      60,000 Hafslund Nycomed                     $ 1,421,336
                                                  -----------
             NON-FERROUS METALS -- 0.7%
      56,000 Elkem AS                                 672,017
                                                  -----------
             PETROLEUM SERVICES -- 0.8%
      60,500 Saga Petroleum                           759,020
                                                  -----------
               Total Norway                         2,852,373
                                                  -----------
             SPAIN -- 7.8%
             BANKING -- 2.5%
      44,500 BCO Bilboa Vizcaya                     1,346,496
      52,000 Corporacion Bancaria De Espana ADR       988,000
                                                  -----------
               Total                                2,334,496
                                                  -----------
             ELECTRIC UTILITIES -- 2.6%
      22,000 Emp Nac Electricid                     1,141,923
     172,000 Iberdrola SA                           1,320,651
                                                  -----------
               Total                                2,462,574
                                                  -----------
             PETROLEUM SERVICES -- 1.3%
      40,000 Repsol SA                              1,254,983
                                                  -----------
             TELEPHONE -- 1.4%
      95,000 Telefonica De Esp                      1,287,673
                                                  -----------
               Total Spain                          7,339,726
                                                  -----------
             SWEDEN -- 7.0%
             AUTOMOBILES -- 1.4%
      67,500 Volvo AB                               1,341,378
                                                  -----------
             BANKING -- 2.8%
      70,000 Stadshypotek AB                        1,141,628
      90,000 Svenska Handelsbnk                     1,406,134
                                                  -----------
               Total                                2,547,762
                                                  -----------
             DRUGS & HEALTH CARE -- 1.5%
      44,500 Astra AB                               1,445,399
                                                  -----------
              FOREST PRODUCTS-- 1.3%
      98,000 Stora Kopparbergs                      1,222,213
                                                  -----------
               Total Sweden                         6,556,752
                                                  -----------
             SWITZERLAND -- 4.6%
             BUSINESS SERVICES -- 1.5%
         775 SGS Holding                            1,392,427
                                                  -----------
             ELECTRICAL EQUIPMENT -- 1.5%
       1,350 BBC Brown Boveri                       1,423,942
                                                  -----------
             INSURANCE -- 1.6%
       5,650 Zurich Versicherun                     1,444,149
                                                  -----------
               Total Switzerland                    4,260,518
                                                  -----------
             TOTAL COMMON STOCKS
              (identified cost $69,966,779)        72,785,673
                                                  -----------

  Shares or
  Principal
  Amount     Description                                                Value
 ----------------------------------------------------------------------------
             PREFERRED STOCKS -- 0.6%
             AUSTRALIA -- 0.4%
             BROADCASTING -- 0.4%
      81,572 News Corporation Limited, 6.25%                       $  421,935
                                                                   ----------
             GREAT BRITAIN -- 0.2%
             BUSINESS SERVICES -- 0.2%
     107,100 Welsh Water, 7.875%                                      170,798
                                                                   ----------
             TOTAL PREFERRED STOCKS
              (identified cost $315,635)                              592,733
                                                                   ----------
             CLOSED-END INVESTMENT COMPANIES-- 3.5%
     353,400 India Fund                                               688,370
      49,367 Thai Fund, Inc.                                        1,190,979
      59,000 (c)Turkish Growth Fund                                   759,625
          12 (c)Korea International Trust                             606,000
                                                                   ----------
             TOTAL CLOSED-END INVESTMENT COMPANIES (identified
              cost
              $3,730,954)                                           3,244,974
                                                                   ----------
             CONVERTIBLE BONDS -- 2.7%
             GREAT BRITAIN -- 1.4%
  $  720,000 National Power, 6.25%, 9/8/2023                        1,357,753
                                                                   ----------
             UNITED STATES -- 1.3%
   1,430,000 PIV Investment Finance, 4.50%, 12/1/2000               1,172,600
                                                                   ----------
             TOTAL CONVERTIBLE BONDS
              (identified cost $2,387,127)                          2,530,353
                                                                   ----------
             CONVERTIBLE PREFERRED STOCK--1.7%
             ARGENTINA -- 0.9%
      25,554 Nacional Financiera SNC, 11.25%, 5/15/1998               875,225
                                                                   ----------
             MEXICO -- 0.8%
             Compania De Inversiones En Telecom (Cointel) 7%,
      14,870  3/3/1998                                                743,500
                                                                   ----------
             TOTAL CONVERTIBLE PREFERRED STOCKS (identified cost
              $1,695,365)                                           1,618,725
                                                                   ----------
             GOVERNMENT AGENCIES -- 7.0%
             FEDERAL HOME LOAN MORTGAGE DISCOUNT NOTES -- 1.5%
     100,000 5.64%, 9/20/1995                                          99,702
     230,000 5.67%, 9/20/1995                                         229,312
   1,120,000 5.65%, 9/29/1995                                       1,115,078
                                                                   ----------
               Total (at amortized cost)                            1,444,092
                                                                   ----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES-- 5.5%
   1,130,000 5.67%, 9/06/1995                                       1,129,110
   1,650,000 5.68%, 9/08/1995                                       1,648,178
     670,000 5.65%, 9/21/1995                                         667,897
   1,300,000 5.64%, 10/10/1995                                      1,292,057
     400,000 5.64%, 10/23/1995                                        396,741
                                                                   ----------
               Total (at amortized cost)                            5,133,983
                                                                   ----------
             TOTAL GOVERNMENT AGENCIES
              (amortized cost $6,578,075)                           6,578,075
                                                                   ----------


(See Notes to Portfolio of Investments)


                                                     MARSHALL FUNDS
 INTERNATIONAL STOCK FUND (CONTINUED)

  Principal
  Amount     Description                                Value
 ------------------------------------------------------------
             U.S. TREASURY ISSUES -- 6.9%
  $2,000,000 Treasury Bill, 9/7/1995              $ 1,998,200
     730,000 Treasury Bill, 10/5/1995                 726,308
                                                  -----------
               Total (at amortized cost)            2,724,508
                                                  -----------
   2,965,000 Treasury Bill, 9/14/1995               2,960,286
     800,000 Treasury Note, 8.875%, 2/15/1996         811,504
                                                  -----------
             Total (identified cost $3,772,543)     3,771,790
                                                  -----------
             TOTAL U.S. TREASURY ISSUES             6,496,298
                                                  -----------
             TOTAL INVESTMENTS
              (identified cost $91,170,986)       $93,846,831
                                                  ===========


 SHORT-TERM INCOME FUND

  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES -- 23.6%
  $ 2,389,837 Equicon Home Equity Loan Trust, Series 1992-7,
               Class A, 5.90%, 9/18/2005                            $ 2,350,255
      781,687 Ford Credit Grantor Trust, Series 1993-B, Class A,
               4.30%, 7/15/98                                           770,774
      369,537 Green Tree Acceptance Corp., Series 1993-3, Class
               A1, 4.60%, 10/15/2018                                    365,213
    2,112,623 Green Tree Acceptance Corp., Series 1994-4, Class
               A1, 6.55%, 7/15/2019                                   2,118,895
      447,989 Green Tree Acceptance Corp., Series 1993-1, Class
               A1, 4.90%, 4/15/2018                                     442,729
    2,123,316 Olympic Automobile Receivables, Series 1994, Class
               A, 5.65%, 1/15/2001                                    2,108,771
    2,500,000 Olympic Automobile Receivables, Series 1995, Class
               B, 7.35%, 10/15/2001                                   2,542,723
    1,379,331 Premier Auto Trust, Series 1993-4, Class A2, 4.65%,
               2/2/1999                                               1,361,965
    2,300,000 Premier Auto Trust, Series 1995-1, Class A, 7.85%,
               2/4/1998                                               2,352,463
      283,083 (f)Revolving Home Equity Loan Trust, Series 1992-1,
               Class A, 6.4925%, 9/15/1995                              283,974
    2,626,811 UCFC Home Equity Loan, Series 1994-C1, Class A2,
               7.275%, 6/10/2007                                      2,659,646
    2,517,006 Western Financial Grantor Trust, Series 1994-2,
               Class A1, 6.375%, 9/1/1999                             2,524,230
                                                                    -----------
              TOTAL ASSET-BACKED SECURITIES (identified cost
                $19,763,801)                                         19,881,638
                                                                    -----------
              CORPORATE BONDS -- 16.9%
               BANKING -- 3.4%
    1,025,000 Citicorp, 8.05%, 3/5/1996                               1,037,146
    1,800,000 Nationsbank Corp., 7.50%, 2/15/1997                     1,834,434
                                                                    -----------
              Total                                                   2,871,580
                                                                    -----------
               FINANCE -- 4.8%
    3,360,000 (f)Dean Witter Discover & Co., 6.075%, 9/20/1995        3,359,328
      716,750 Heller Financial, Inc., 6.45%, 2/15/1997                  718,907
                                                                    -----------
              Total                                                   4,078,235
                                                                    -----------
               FINANCE-AUTOMOTIVE -- 3.7%
    3,000,000 Ford Holdings, 9.25%, 7/15/1997                         3,156,660
                                                                    -----------
               FINANCIAL SECURITIES -- 0.7%
      550,000 Merrill Lynch & Co., Inc., 5.875%, 12/1/1995              550,116
                                                                    -----------
               RETAIL -- 2.1%
    1,755,000 Dayton Hudson Corp., 4.65%, 3/11/1996                   1,745,207
                                                                    -----------


(See Notes to Portfolio of Investments)


August 31, 1995

 PORTFOLIO OF INVESTMENTS

 SHORT-TERM INCOME FUND (CONTINUED)

  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              CORPORATE BONDS (Continued)
               TELECOMMUNICATIONS-- 2.2%
  $ 1,800,000 Northern Telecom, 8.25%, 6/13/1996                    $ 1,832,148
                                                                    -----------
              TOTAL CORPORATE BONDS
                (identified cost $14,242,097)                        14,233,946
                                                                    -----------
              MORTGAGE-BACKED SECURITIES -- 27.5%
               FEDERAL HOME LOAN MORTGAGE
                CORP. -- 4.7%
      800,000 6.00%, 7/15/2010
               (Series 1468-C)                                          798,712
    1,114,980 7.75%, 1/15/2018
               (Series 1259-H)                                        1,124,223
    2,019,260 10.00%, 7/15/2018, REMIC (Series 10-D)                  2,066,753
                                                                    -----------
              Total                                                   3,989,688
                                                                    -----------
               FEDERAL NATIONAL MORTGAGE
                ASSOCIATION -- 8.7%
    2,093,022 8.00%, 8/1/2007                                         2,152,543
    2,626,004 7.50%, 4/25/2014, REMIC (Series 1991-06-K)              2,640,683
    1,145,009 7.25%, 9/25/2018, REMIC (Series 1991-G34-C)             1,145,284
    1,374,219 6.00%, 7/25/2019, REMIC (Series 1992-009-G)             1,369,657
                                                                    -----------
              Total                                                   7,308,167
                                                                    -----------
               GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 2.9%
    2,393,762 7.50%, 10/17/2015, CMO
               (Class E)                                              2,410,968
                                                                    -----------
               OTHER -- 11.2%
    3,493,206 CMC Securities Corp., III, Series 1994 E, Class AM,
               6.00%, 3/25/2024                                       3,446,266
    2,043,627 GE Capital Mortgage Services, Inc., Series 1994-10,
               Class A1, 5.00%, 3/25/2024                             2,028,300
    2,411,449 PaineWebber CMO Trust, Class 0-4, 9.50%, 6/1/2017       2,442,556
    1,582,581 Prudential Home Mortgage Securities Co., Series
               1993-53, Class A1, 6.00%, 1/25/2009                    1,572,167
                                                                    -----------
              Total                                                   9,489,289
                                                                    -----------
              TOTAL MORTGAGE-BACKED SECURITIES
              (identified cost $23,228,173)                          23,198,112
                                                                    -----------
              U.S. TREASURY SECURITIES-AGENCY -- 32.8%
   22,000,000 5.875%, 8/15/1998                                      21,962,160
    2,000,000 8.325%, 12/6/1999
               (Series KC99)                                          2,013,080
    2,200,000 8.00%, 3/15/2000                                        2,222,836
    1,450,000 7.84%, 4/26/2000                                        1,467,487
                                                                    -----------
              TOTAL U.S. TREASURY SECURITIES-AGENCY (identified
                cost $27,601,422)                                    27,665,563
                                                                    -----------
              (B)REPURCHASE AGREEMENTS -- 1.7%
    1,414,000 Barclays de Zoete Wedd Securities, Inc., 5.80%,
               dated 8/31/1995, due 9/1/1995 (at amortized cost)      1,414,000
                                                                    -----------
              TOTAL INVESTMENTS
                (identified cost $86,249,493)                       $86,393,259
                                                                    ===========


 INTERMEDIATE BOND FUND

  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES -- 12.4%
  $ 4,690,000 American Express Master Trust, Series 1994-2,
               Class A, 7.60%, 8/15/2002                           $  4,936,225
    6,025,000 Banc One Credit Card Master Trust, Series 1994-B,
               7.55%, 12/15/1999                                      6,192,570
    3,612,143 Ford Credit Grantor Trust, 7.30%, 10/15/1999            3,669,576
    4,325,000 Green Tree Financial Corp., 8.35%, 3/15/2020            4,597,340
    7,973,089 Mortgage Capital Funding, Inc., 7.75%, 5/25/2027        8,162,449
    3,865,836 Olympic Automobile Receivables, Series 1994-A,
               5.65%, 1/15/2001                                       3,839,355
    5,935,000 Premier Auto Trust, Series 1995-1, Class A, 7.85%,
               2/4/1998                                               6,070,377
    5,000,000 Prime Credit Card Master Trust, Series 1995-1,
               Class A, 6.75%, 11/15/2005                             5,033,594
      176,402 Western Financial Grantor Trust, Series 1991-3,
               6.75%, 1/1/1997                                          176,734
                                                                   ------------
              TOTAL ASSET-BACKED SECURITIES
                (identified cost $41,721,774)                        42,678,220
                                                                   ------------
              CORPORATE BONDS -- 26.4%
              BANKING -- 6.2%
    8,000,000 Banc One Corp., 7.00%, 7/15/2005                        8,022,240
    7,050,000 Citicorp, 7.125%, 9/1/2005                              7,132,203
    6,000,000 PNC Funding Corp., 7.75%, 6/1/2004                      6,281,340
                                                                   ------------
              Total                                                  21,435,783
                                                                   ------------
              CONSUMER SERVICES -- 2.2%
    5,000,000 Marriott International, Inc., 7.875%, 4/15/2005         5,255,700
    2,500,000 Marriott International, Inc., 7.125%, 6/1/2007          2,478,375
                                                                   ------------
              Total                                                   7,734,075
                                                                   ------------
              FINANCE -- 7.2%
    5,000,000 Ford Motor Credit Co., 8.24%, 1/15/2002                 5,398,950
    6,750,000 Ford Motor Credit Co., 8.20%, 2/15/2002                 7,258,005
    6,700,000 General Motors Acceptance Corp., 8.00%, 2/3/1997        6,857,852
    5,165,000 General Motors Acceptance Corp., 7.00%, 6/6/2003        5,205,132
                                                                   ------------
              Total                                                  24,719,939
                                                                   ------------
              HEALTH CARE -- 3.0%
   10,000,000 American Home Products, 7.70%, 2/15/2000               10,465,100
                                                                   ------------
              SERVICES -- 4.2%
    9,000,000 Browning Ferris Industries, Inc., 7.875%,
               3/15/2005                                              9,671,850
    4,500,000 WMX Technologies, Inc., 8.125%, 2/1/1998                4,683,240
                                                                   ------------
              Total                                                  14,355,090
                                                                   ------------


(See Notes to Portfolio of Investments)


                                                     MARSHALL FUNDS

 INTERMEDIATE BOND FUND (CONTINUED)

  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              CORPORATE BONDS (Continued)
               UTILITIES-GAS -- 1.7%
  $ 5,590,000 Burlington Resources, Inc., 7.15%, 5/1/1999          $  5,718,850
                                                                   ------------
               UTILITIES-TELEPHONE -- 1.9%
    6,070,000 NYNEX Capital Funding Co., 8.10%, 11/1/1999             6,418,175
                                                                   ------------
              TOTAL CORPORATE BONDS
                (identified cost $88,353,758)                        90,847,012
                                                                   ------------
              MORTGAGE-BACKED SECURITIES -- 14.6%
              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 13.2%
       23,996 8.75%, 4/1/2001                                            24,851
   20,000,000 7.00%, 1/1/2009                                        20,062,200
   25,000,000 (h)8.00%, 1/1/2024                                     25,523,000
                                                                   ------------
              Total                                                  45,610,051
                                                                   ------------
              GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION -- 1.4%
    4,638,392 7.50%, 10/17/2015                                       4,671,731
                                                                   ------------
              TOTAL MORTGAGE-BACKED SECURITIES (identified cost
                $49,946,408)                                         50,281,782
                                                                   ------------
              U.S. TREASURY SECURITIES-AGENCY -- 50.2%
               FEDERAL HOME LOAN BANK -- 1.8%
    5,810,000 7.26%, 9/6/2001                                         6,086,847
                                                                   ------------
               TREASURY BONDS -- 3.8%
   10,000,000 10.375%, 11/15/2012                                    13,124,800
                                                                   ------------
               TREASURY NOTES -- 44.6%
   31,265,000 (d)7.875%, 1/15/1998                                   32,621,588
   27,000,000 (d)6.125%, 5/15/1998                                   27,138,240
   28,280,000 (d)6.75%, 6/30/1999                                    28,959,003
   23,480,000 (d)7.125%, 2/29/2000                                   24,433,992
    5,000,000 6.25%, 8/31/2000                                        5,039,900
    7,000,000 (d)6.375%, 8/15/2002                                    7,072,030
   28,000,000 (d)6.50%, 5/15/2005                                    28,377,720
                                                                   ------------
                Total                                               153,642,473
                                                                   ------------
              TOTAL U.S. TREASURY SECURITIES- AGENCY (identified
                cost $170,049,774)                                  172,854,120
                                                                   ------------
              (I)COLLATERAL FOR SECURITIES LENDING -- 28.4%
    3,000,000 American Honda Finance Co., 5.935%, 5/15/1996           3,000,000
    5,000,000 Bear Stearns & Co., Inc., 6.125%, 8/7/1997              5,000,000
    3,750,000 Beta Financial, 5.50%, 11/9/1995                        3,750,000
    3,748,828 Carco Auto Trust, 5.945%, 10/15/2000                    3,762,375
    4,997,150 Chrysler Corp., 6.04%, 7/31/1997                        4,997,150
    3,750,000 Federal Signal, 5.92%, 9/1/1995                         3,750,000
   15,009,525 Ford Motor Credit Co., 6.125%, 5/27/1997               15,036,000
    2,995,800 General Electric Capital Corp., 6.09%, 4/25/1997        2,995,800
    1,250,000 General Electric Co., 4.875%, 8/5/1996                  1,250,000
   10,000,000 GMAC, 5.821%, 9/1/1995                                 10,000,000

  Principal
  Amount      Description                                                 Value
 ------------------------------------------------------------------------------
              (I)COLLATERAL FOR SECURITIES LENDING (Continued)
  $   732,725 Goldman Sachs Money Market Fund, 5.74%               $    732,725
    5,000,000 Heller Financial Corp., 6.08%, 6/13/1997                5,000,000
    6,750,000 J.P. Morgan Securities, Inc., 5.885%, 9/1/1995          6,750,000
      967,521 Lehman Brothers Money Market Fund, 5.80%                  967,521
      703,005 Premier Auto Trust, 5.75%, 9/2/1996                       702,794
    3,000,000 Republic, 6.0625%, 9/1/1995                             3,000,000
    5,000,000 Sears Roebuck & Co., 5.819%, 9/5/1995                   5,000,000
    4,995,800 Sears Roebuck & Co., 5.975%, 5/12/1997                  4,995,800
    4,000,000 Strong Money Market Fund, 5.806%                        4,000,000
    3,002,813 Superior Wholesale Inventory Financing Trust,
               6.025%, 1/15/1999                                      3,001,800
   10,000,000 Willamette Industries, 6.02%, 9/1/1995                 10,000,000
                                                                   ------------
              TOTAL COLLATERAL FOR SECURITIES LENDING
                (identified cost
                $97,691,965)                                         97,691,965
                                                                   ------------
              (B)REPURCHASE AGREEMENT -- 10.9%
   37,481,000 Barclays de Zoete Wedd Securities, Inc., 5.80%,
               dated 8/31/1995, due 9/1/1995 (at amortized cost)     37,481,000
                                                                   ------------
              TOTAL INVESTMENTS
                (identified cost $485,244,679)                     $491,834,099
                                                                   ============


(See Notes to Portfolio of Investments)


August 31, 1995

 PORTFOLIO OF INVESTMENTS

 GOVERNMENT INCOME FUND

  Principal
  Amount      Description                                              Value
 ---------------------------------------------------------------------------
              ASSET-BACKED SECURITIES -- 9.8%
  $ 3,000,000 EQCC Home Equity Loan Trust, 7.80%, 12/15/2010,
               (Series 1995-2A-A4)                              $  3,102,660
    3,854,208 GE Capital Mortgage Services, Inc., 6.50%,
               1/25/2024, (Series 1994-3-A12)                      3,554,890
    3,500,000 Resolution Trust Corp., 7.50%, 10/25/2028,
               REMIC, (Series 1995-1-A2D)                          3,492,344
                                                                ------------
              Total Asset-Backed Securities
               (identified cost $9,737,252)                       10,149,894
                                                                ------------
              MORTGAGE-BACKED SECURITIES -- 81.9%
               FEDERAL HOME LOAN MORTGAGE CORP. -- 11.1%
    5,500,000 6.25%, 9/15/2023, REMIC
               (Series 1666-H)                                     5,217,685
      156,497 8.75%, 4/1/2001                                        162,070
    5,000,000 (h)9.00%, TBA                                        5,212,450
      811,123 9.00%, 5/1/2017                                        848,629
       18,558 9.50%, 2/1/2001                                         19,422
       33,903 10.50%, 10/1/2000                                       35,756
                                                                ------------
              Total                                               11,496,012
                                                                ------------
               FEDERAL NATIONAL MORTGAGE
                ASSOCIATION -- 57.0%
    4,725,000 5.50%, 9/25/2007, REMIC (Series 1993-221-C)          4,459,691
    5,945,638 6.00%, 6/1/2009                                      5,754,188
    5,919,225 6.50%, 7/1/2008                                      5,830,377
    6,147,862 7.00%, 10/1/1999                                     6,199,627
   10,000,000 (h)7.00%, TBA                                        9,831,100
    2,511,627 8.00%, 8/1/2007                                      2,583,051
    9,704,398 8.00%, 4/1/2022                                      9,892,421
    8,000,000 (h)8.50%, TBA                                        8,259,920
    4,181,278 9.00%, 4/1/2025                                      4,357,603
      915,298 11.00%, 11/15/2000                                   1,013,979
      839,717 11.50%, 10/1/2015                                      948,880
                                                                ------------
              Total                                               59,130,837
                                                                ------------
               GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 13.8%
    5,100,000 7.00%, 8/20/2025                                     4,980,354
    4,612,013 7.00%, 3/15/2009                                     4,633,551
    1,809,854 7.50%, 3/15/2009                                     1,845,454
    1,147,171 7.50%, 10/17/2015, REMIC, (Series 3-E)               1,155,416
      588,467 9.50%, 7/15/2019                                       626,347
      881,319 10.00%, 11/15/2020                                     959,801
       81,840 10.50%, 10/15/2000                                      87,414
       64,204 11.00%, 11/15/2000                                      69,059
                                                                ------------
              Total                                               14,357,396
                                                                ------------
              Total Mortgage-Backed Securities (identified
               cost $85,001,748)                                  84,984,245
                                                                ------------
              U.S. TREASURY BONDS -- 8.0%
    1,000,000 6.875%, 8/15/2025                                    1,028,840
    3,000,000 7.625%, 2/15/2025                                    3,347,160

  Principal
  Amount      Description                                              Value
 ---------------------------------------------------------------------------
              U.S. TREASURY BONDS (Continued)
  $ 3,000,000 10.375%, 11/15/2012                               $  3,937,440
                                                                ------------
              TOTAL U.S. TREASURY BONDS
                (identified cost $8,200,469)                       8,313,440
                                                                ------------
              (B)REPURCHASE AGREEMENT -- 16.8%
   17,407,000 Barclays de Zoete Wedd Securities, Inc., 5.80%,
               dated 8/31/95, due 9/1/95 (at amortized cost)      17,407,000
                                                                ------------
              TOTAL INVESTMENTS
                (identified cost $120,346,469)                  $120,854,579
                                                                ============


(See Notes to Portfolio of Investments)


                                                     MARSHALL FUNDS
 SHORT-TERM TAX-FREE FUND

  Principal                                                   Credit
  Amount     Description                                  Ratings(a)      Value
 ------------------------------------------------------------------------------
             MUNICIPAL SECURITIES -- 94.5%
             ARIZONA -- 12.2%
  $  750,000 Arizona St. Transportation Board (Maricopa
              County), AZ, 7.10% Revenue Bonds,
              7/1/1996                                        AA-    $  769,598
     300,000 Mesa, AZ, 7.125% UT GO Bonds, 7/1/1999,
              Prerefunded 7/1/1996 @102                        A+       313,893
   1,000,000 Salt River Project, AZ, 4.45% Revenue
              Bonds, (Series B), 1/1/2000                      AA     1,005,400
     500,000 Scottsdale, AZ, 5.40% Special Assessment
              Bonds (No. I3704 Bell Road), 1/1/1999             A       513,850
                                                                     ----------
               Total                                                  2,602,741
                                                                     ----------
             DISTRICT OF COLUMBIA-- 1.0%
     200,000 District of Columbia, 7.875% UT GO Bonds,
              (Series A)/(BIGI Insured), 6/1/2006,
              Prerefunded 6/1/1996 @102                       AAA       209,506
                                                                     ----------
             FLORIDA -- 3.6%
     750,000 Cape Coral, FL 4.75% UT GO Bonds, Water &
              Sewage, FGIC Insured, 1/1/1999                  AAA       765,885
                                                                     ----------
             IDAHO -- 4.7%
   1,000,000 Idaho Student Loan Fund Marketing
              Association, 6.25% Revenue Bonds,
              4/1/1998                                         NR     1,010,780
                                                                     ----------
             ILLINOIS -- 4.7%
   1,000,000 Cook County, IL, 4.85% UT GO Bonds, School
              District 211, 12/1/1996                         Aa1     1,011,810
                                                                     ----------
             IOWA -- 5.8%
   1,245,000 Le Claire, IA, 4.125%, Electric Revenue
              Bonds, 9/1/2026, Mandatory Put, 9/1/1996       Sp1+     1,248,872
                                                                     ----------
             MAINE -- 4.7%
     750,000 Maine Municipal Bond Bank, 4.70% (Series
              A), 11/1/2000                                    A+       760,230
     250,000 Maine Municipal Bond Bank, 5.00% (Series
              B), 11/1/1996, Revenue Bonds                     A+       253,243
                                                                     ----------
               Total                                                  1,013,473
                                                                     ----------
             MARYLAND -- 2.5%
     500,000 Maryland State Department of
              Transportation, 6.60% Revenue Bonds,
              11/15/1997                                       AA       528,055
                                                                     ----------

  Principal                                                  Credit
  Amount     Description                                 Ratings(a)       Value
 ------------------------------------------------------------------------------
             MUNICIPAL SECURITIES (Continued)
             MASSACHUSETTS -- 2.5%
  $  500,000 New England Educational Loan Marketing
              Corp., MA, 6.60% Student Loan Revenue
              Bonds, 9/1/2002, Subject to AMT                  A    $   539,350
                                                                    -----------
             MISSISSIPPI -- 4.8%
   1,000,000 Raleigh, MS, 6.00% Urban Renewal Revenue
              Bonds, (Phase II Redeveloment Project),
              12/5/2017, Mandatory Put, 12/5/1997           Sp1+      1,028,830
                                                                    -----------
             NEVADA -- 3.6%
     750,000 Clark Country, NV, 5.40% LT GO Bonds,
              (Flood Control)/ (AMBAC Insured),
              11/1/1996                                      AAA        764,167
                                                                    -----------
             PUERTO RICO -- 7.7%
     625,000 Puerto Rico Electric Power Authority,
              4.25% Revenue Bonds (Series W), MBIA
              Insured, 7/1/1999                              AAA        624,312
   1,000,000 Puerto Rico Municipal Finance Agency,
              5.10% Revenue Bonds,
              (Series A)/(FSA Insured), 7/1/2000             AAA      1,029,160
                                                                    -----------
               Total                                                  1,653,472
                                                                    -----------
             SOUTH CAROLINA -- 2.5%
     500,000 Charleston County, SC, 6.10% UT GO Bonds,
              6/1/1998                                        AA        524,935
                                                                    -----------
             SOUTH DAKOTA -- 3.3%
     700,000 Rapid City, SD, 4.60% Revenue Bonds,
              (Series C)/(FGIC Insured), 12/1/1999           AAA        703,164
                                                                    -----------
             TENNESSEE -- 3.5%
     750,000 Metropolitan Government Nashville &
              Davidson County, TN, 4.625% UT GO Bonds,
              5/15/2000                                       AA        758,302
                                                                    -----------
             TEXAS -- 2.5%
     500,000 Texas State, 7.50% UT GO Bonds, (Series
              B), 10/1/1997                                   Aa        534,915
                                                                    -----------
             WASHINGTON -- 3.7%
     300,000 King County, WA, 4.00%, UT GO Bonds,
              School District 210, FGIC Insured,
              12/1/1996                                      AAA        300,453


(See Notes to Portfolio of Investments)

August 31, 1995

 PORTFOLIO OF INVESTMENTS

 SHORT-TERM TAX-FREE FUND (CONTINUED)

  Principal                                                  Credit
  Amount     Description                                 Ratings(a)       Value
 ------------------------------------------------------------------------------
             MUNICIPAL SECURITIES (Continued)
             WASHINGTON (Continued)
  $  200,000 Marysville, WA, 4.20% Water & Sewer
              Revenue Bonds, (MBIA Insured), 12/1/1996      AAA     $   200,562
     300,000 Washington State Refunding, 3.85% UT GO
              Bonds, (Series R), 10/1/1996                   AA         299,958
                                                                    -----------
               Total                                                    800,973
                                                                    -----------
             WISCONSIN -- 21.2%
   1,000,000 Milwaukee, WI, 5.00% UT GO Notes, (Area
              Technical College District)/(Series B),
              6/1/1997                                       AA       1,015,370
   1,000,000 New Richmond, WI, 4.75% School District
              Tax & Revenue Anticipation Note,
              11/1/1995                                      NR       1,001,290
     720,000 West Bend, WI, 5.75% UT GO Bonds, School
              District No. 1, 4/1/1997                       A1         740,390
   1,000,000 Wisconsin Housing & Economic Development
              Authority, 6.00% Revenue Bonds, (Series
              A), 11/1/2000 GO of Authority                   A       1,031,130
     750,000 Wisconsin State, 4.50% UT GO Bonds,
              (Series 1), 11/1/1997                          AA         758,393
                                                                    -----------
               Total                                                  4,546,573
                                                                    -----------
             Total Municipal Securities (identified
              cost $20,006,418)                                      20,245,803
                                                                    -----------
             MUTUAL FUND SHARES -- 4.2%
     150,673 Fidelity Tax Exempt Money Market                           150,673
     750,000 Goldman Sachs Financial Square Tax Exempt
              Money Market                                              750,000
                                                                    -----------
             Total Mutual Fund Shares
              (at net asset value)                                      900,673
                                                                    -----------
             TOTAL INVESTMENTS
               (identified cost $20,907,091)                        $21,146,476
                                                                    ===========


 INTERMEDIATE TAX-FREE FUND

  Principal                                                  Credit
  Amount     Description                                 Ratings(a)       Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS -- 100.0%
             ARIZONA -- 7.9%
  $1,000,000 Arizona State Wastewater Management
              Authority (Revenue Bonds), 5.60%,
              7/1/1997                                          AA+ $ 1,025,830
   1,000,000 Maricopa County, AZ, 6.00%, UT GO Bonds,
              (Series A), Community College District,
              7/1/2006, Callable 7/1/2003 @101                   AA   1,062,470
     500,000 Maricopa County, AZ, School District,
              6.75% (District No. 48 Scottsdale
              Improvement), 7/1/2010, Prerefunded
              7/1/2001 @101                                      AA     560,850
   1,000,000 Salt River Project Arizona Agriculture,
              4.45%, Refunding Revenue Bonds, (Series
              B), 1/1/2000                                       AA   1,005,400
                                                                    -----------
               Total                                                  3,654,550
                                                                    -----------
             CALIFORNIA -- 3.6%
     105,000 Corona, CA, 10.375% ETM, Certificates of
              Participation, (Series B), 11/1/2000,
              Subject to Mandatory Sinking Fund
              11/1/1995                                         AAA     124,689
   1,500,000 Sacramento, CA, School Insurance
              Authority, 5.70% Revenue Bonds,
              (Liability Program)/
              (Series D), 6/1/2003 Mandatory Sinking
              Fund 6/1/1997 @100                                 A-   1,511,040
                                                                    -----------
               Total                                                  1,635,729
                                                                    -----------
             COLORADO -- 2.2%
   1,000,000 Aurora, CO, Refunding GO Revenue Bonds,
              4.625%, 11/01/2000                                AA-   1,006,550
                                                                    -----------
             CONNECTICUT -- 4.9%
     750,000 Connecticut State, 5.80% (Series B),
              11/15/1999                                        AA-     793,853
     150,000 Connecticut State, 6.00% (Series B),
              11/15/2001                                        AA-     161,694
   1,000,000 Enfield, CT, 5.25% UT GO Bonds, 5/15/1996           AA   1,010,540
     300,000 South Central, CT, Regional Water
              Authority, 5.40%, (Water System)/
              (FGIC Insured), 8/1/2002                          AAA     312,063
                                                                    -----------
               Total                                                  2,278,150
                                                                    -----------
             HAWAII -- 1.7%
     750,000 Hawaii State, 5.25%, (Series BZ),
              10/1/2000                                          AA     776,258
                                                                    -----------


(See Notes to Portfolio of Investments)


                                                     MARSHALL FUNDS
 INTERMEDIATE TAX-FREE FUND (CONTINUED)

  Principal                                                  Credit
  Amount     Description                                 Ratings(a)       Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (Continued)
             ILLINOIS -- 2.5%
  $1,085,000 Waukegan, IL, 6.40% UT GO Bonds, (MBIA
              Insured), 12/30/2004, Callable
              12/30/2002 @100                                   AAA $ 1,168,100
                                                                    -----------
             INDIANA -- 4.4%
   1,000,000 Indiana Bond Bank, 4.65%, Common School
              Funding, (AMBAC Insured), 2/1/2000                AAA   1,000,740
   1,000,000 Indiana University, 5.00%, University and
              College Improvements, Refunding Revenue
              Bonds, (Student Fee)/(Series K),
              8/1/2001                                          AA-   1,023,540
                                                                    -----------
               Total                                                  2,024,280
                                                                    -----------
             IOWA -- 2.3%
   1,050,000 Cedar Rapids, IA, 5.20%, Airport and
              Marina Improvements, Public and Water
              Utility Improvements, (Series B),
              6/1/2007, Callable 6/1/2004 @100                  AAA   1,055,765
                                                                    -----------
             LOUISIANA -- 2.3%
   1,000,000 Louisiana Public Facility Revenue
              Authority, 6.75% Refunding Revenue
              Bonds, (Student Loan)/(Series A-2),
              9/1/2006, Callable 9/1/2002 @102,
              (Subject to AMT)                                  AAA   1,070,350
                                                                    -----------
             MARYLAND -- 4.5%
   1,000,000 Maryland State, 5.20%, State and Local
              Facilities Loan Bond, 3/15/2003                   AAA   1,038,430
   1,000,000 Northeast Maryland Waste Disposal
              Authority, 6.00%, Resource Recovery
              Revenue Bonds, 7/1/2007, (Subject to
              AMT)                                                A   1,022,850
                                                                    -----------
               Total                                                  2,061,280
                                                                    -----------
             MASSACHUSETTS -- 5.6%
   1,500,000 Massachusetts State Health and
              Educational Facilities Authority, 6.00%
              Revenue Bonds, (Daughters of Charity
              National Health System for the Carney
              Hospital)/(Series D), 7/1/2009, Callable
              7/1/2004 @102                                      AA   1,516,500

  Principal                                                 Credit
  Amount     Description                                Ratings(a)       Value
 -----------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (Continued)
             MASSACHUSETTS (Continued)
  $1,000,000 New England Education Loan Marketing
              Corp., MA, 6.60%, Student Loan Revenue
              Bonds,
              (Series F), 9/1/2002, (Subject to AMT)             A $ 1,078,700
                                                                   -----------
               Total                                                 2,595,200
                                                                   -----------
             MICHIGAN -- 1.1%
     500,000 Chelsea, MI, School District, 5.25%,
              (FGIC Insured), 5/1/2001                         AAA     518,760
                                                                   -----------
             MINNESOTA -- 2.2%
   1,000,000 Minnesota State, 5.00%, 8/1/2000                  AA+   1,030,160
                                                                   -----------
             MISSISSIPPI -- 2.4%
   1,000,000 Mississippi River Bridge Authority,
              6.625%, Revenue Bonds, 11/1/2006,
              Callable 11/1/2002 @102                           A-   1,103,670
                                                                   -----------
             MISSOURI -- 2.5%
   1,000,000 Missouri State Environmental Improvement
              and Energy Resource Authority, 6.65%
              Water Pollution Control Revenue Bonds,
              (State Revolving Fund Program)/(Series
              B), 7/1/2006, Callable 7/1/2004 @102              AA   1,128,620
                                                                   -----------
             NEBRASKA -- 2.3%
   1,000,000 Nebraska Higher Education Loan Program,
              6.65% Revenue Bonds, (Sr. Sub.
              Lien)/(Series A-5), 6/1/2008, (Subject
              to AMT), Mandatory Sinking Fund
              6/1/2003 @100                                     AA   1,046,410
                                                                   -----------
             NEVADA -- 3.2%
   1,500,000 Las Vegas, NV, 4.875%, Refunding Revenue
              Bonds, (MBIA Insured)/(Series B),
              1/1/2006, Callable 1/1/2003 @101                 AAA   1,457,820
                                                                   -----------
             NEW JERSEY -- 0.6%
     250,000 New Jersey State, 6.25%, 9/15/2000                AA+     271,465
                                                                   -----------
             NEW YORK -- 3.4%
   1,500,000 New York State Environmental Facilities
              Corp. Pollution Control Revolving Fund,
              5.70%, Refunding Revenue Bonds,
              6/15/2006, Callable 6/15/2004 @102                AA   1,548,645
                                                                   -----------


(See Notes to Portfolio of Investments)

August 31, 1995

 PORTFOLIO OF INVESTMENTS

 INTERMEDIATE TAX-FREE FUND (CONTINUED)

  Principal                                                  Credit
  Amount     Description                                 Ratings(a)       Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (Continued)
             OHIO -- 2.2%
  $1,000,000 Columbus, OH, 4.90% GO Bonds, 9/15/2001            AAA $ 1,024,070
                                                                    -----------
             OREGON -- 2.2%
   1,000,000 Metro, OR, 5.00%, Open Spaces Program,
              (Series A), 9/1/2002                              AA+   1,026,060
                                                                    -----------
             PENNSYLVANIA -- 2.2%
   1,000,000 Pennsylvania State, 5.00%, Public,
              Correctional, and Recreational
              Facilities, (First Series), 5/1/1997              AA-   1,016,260
                                                                    -----------
             PUERTO RICO -- 7.8%
     750,000 Puerto Rico Commonwealth, 5.50%,
              Refunding Revenue Bonds, (MBIA Insured),
              7/1/2001                                          AAA     787,574
   1,000,000 Puerto Rico Electric Power Authority,
              4.25%, Refunding Revenue Bonds, (Series
              W), (MBIA Insured), 7/1/1999                      AAA     998,900
   1,500,000 Puerto Rico Municipal Financial Agency,
              5.10%, Revenue Bonds, (Series A), (FSA
              Insured), 7/1/2000                                AAA   1,543,740
     250,000 Puerto Rico Public Building Authority,
              6.10%, Refunding Revenue Bonds, (Series
              K), (FGIC Insured), 7/1/2002                      AAA     272,480
                                                                    -----------
               Total                                                  3,602,694
                                                                    -----------
             TEXAS -- 8.9%
   1,000,000 Arlington, TX, ISD, 6.50% Refunding
              Revenue Bonds (PFS Guaranteed),
              2/15/2002                                         AAA   1,100,210
     510,000 Brazos, TX, Higher Education Authority,
              5.85%, Refunding Revenue Bonds, (Student
              Loan)/(Series A-2), 6/1/2001, (Subject
              to AMT)                                           AAA     528,512
   1,000,000 Dallas, TX, Dallas Denton and Collin Co.,
              4.50%, GO Bonds, 2/15/2000                        AAA   1,006,370
     100,000 Dallas/Ft. Worth, TX, Regional Airport,
              5.875% (Long Opt. Period)/(Series A CR
              104), (FGIC Insured), 11/1/2006,
              Optional Put 5/1/1998 @100, Callable
              5/1/2004 @102                                     AAA     103,901
     700,000 El Paso, TX, ISD, 7.50%, PSF GTD.,
              8/15/2000                                         AAA     787,850

  Shares or
  Principal                                                 Credit
  Amount    Description                                 Ratings(a)        Value
 ------------------------------------------------------------------------------
            LONG-TERM MUNICIPALS (Continued)
            TEXAS (Continued)
   $500,000 Montgomery County, TX, Hospital District,
             6.625% Refunding Revenue Bonds, (Series
             B)/(FSA Insured), 4/1/2017, Prerefunded
             4/1/2002 @102                                     AAA $    564,240
                                                                   ------------
              Total                                                   4,091,083
                                                                   ------------
            VIRGINIA -- 8.4%
  1,730,000 Chesapeake, VA, School, Recreational and
             Public Improvements, 5.60%, 5/1/2006,
             Callable 5/1/2004 @101                             AA    1,793,075
    500,000 Virginia Beach, VA, 4.30%, 11/1/1997                AA      504,480
  1,500,000 Virginia State Housing Development
             Authority, 6.40%, Revenue Bonds,
             (Commonwealth Mortgage)/(Series A),
             7/1/2002, (Subject to AMT)                        AA+    1,586,250
                                                                   ------------
              Total                                                   3,883,805
                                                                   ------------
            WISCONSIN -- 8.7%
    170,000 Appleton, WI, Sewer Revenue Bonds, 3.95%
             BANs, 10/1/1995                                  MIG1      170,011
  1,000,000 New Richmond, WI, School District, 4.73%
             TRANs, 11/1/1995                                   NR    1,001,260
  1,000,000 Racine County,WI, 4.80%, Correctional
             Facilities, 6/1/2000                               AA    1,016,440
  1,000,000 Wisconsin Housing and Economic
             Development Authority, 6.00%, Refunding
             Revenue Bonds, (Series A), 11/1/2000,
             (GO of Authority)                                  A1    1,031,134
    750,000 Wisconsin State Transportation Revenue
             Bonds, 5.00% (Series B), 7/1/2000                  A1      766,687
                                                                   ------------
              Total                                                   3,985,532
                                                                   ------------
            TOTAL LONG-TERM MUNICIPALS
             (identified cost $45,116,509)                           46,061,266
                                                                   ------------
            MUTUAL FUNDS -- 1.8%
    298,665 Fidelity Tax Exempt Money Market                            298,665
    516,102 Goldman Sachs Financial Square Tax Exempt
             Money Market                                               516,102
                                                                   ------------
            TOTAL MUTUAL FUND SHARES
             (at net asset value)                                       814,767
                                                                   ------------
            TOTAL INVESTMENTS
              (identified cost $45,931,276)                         $46,876,033
                                                                   ============


(See Notes to Portfolio of Investments)


                                                     MARSHALL FUNDS
 MONEY MARKET FUND

  Principal
  Amount      Description                                                Value
 -----------------------------------------------------------------------------
              CERTIFICATE OF DEPOSITS -- 3.0%
              BANKING -- 3.0%
  $10,000,000 Bayerische Landesbank, 6.08%, 7/5/96              $   10,000,000
   25,000,000 Fuji Bank Ltd., 5.80%, 10/25/95                       25,000,370
                                                                --------------
                                TOTAL CERTIFICATE OF DEPOSITS       35,000,370
                                                                --------------
              (E)COMMERCIAL PAPER -- 64.9%
              ASSET-BACKED SECURITIES -- 15.3%
   33,450,000 Beta Finance, Inc., 5.68%-5.85%, 9/8/95-2/16/96       33,111,861
   20,000,000 Corporate Asset Funding Corp., 6.06%, 11/1/95         19,794,633
   24,250,000 Corporate Receivables Corp., 5.85%, 9/14/95           24,198,772
   50,200,000 CXC, Inc., 5.65%-5.67%, 10/11/95-10/24/95             49,834,192
   50,375,000 Preferred Receivables Funding Corp., 5.67%-
               5.97%, 9/6/95-11/14/95                               49,943,034
                                                                --------------
              Total                                                176,882,492
                                                                --------------
              BANKING -- 6.1%
   50,000,000 Abbey National N.A. Corp., 5.65%, 10/3/95-
               10/25/95                                             49,679,833
   21,350,000 Bankers Trust N.Y. Corp., 5.68%, 10/19/95             21,188,309
                                                                --------------
              Total                                                 70,868,142
                                                                --------------
              BROKERS/DEALERS -- 3.0%
   35,000,000 Goldman, Sachs & Co., 5.80%-5.87%, 9/11/95-
               10/12/95                                             34,843,431
                                                                --------------
              CONSUMER ELECTRONICS -- 1.7%
   20,000,000 Duracell, Inc., 5.78%, 9/11/95                        19,967,889
                                                                --------------
              DIVERSIFIED MANUFACTURING -- 4.3%
   50,000,000 Hanson Finance PLC, 5.645%-5.81%, 10/12/95-
               10/20/95                                             49,638,849
                                                                --------------
              DRUGS -- 3.9%
   46,000,000 American Home Food Products, 5.63%, 11/6/95-
               11/7/95                                              45,519,417
                                                                --------------
              INSURANCE -- 4.1%
   48,315,000 ITT Hartford Group, Inc., 6.00%, 11/9/95-
               11/15/95                                             47,731,063
                                                                --------------
              LEASING -- 1.3%
   15,000,000 International Lease Finance Corp., 6.05%,
               10/30/95                                             14,851,271
                                                                --------------
              MINING -- 3.7%
   14,926,000 Arco Coal Australia, 5.66%, 11/13/95                  14,754,691
   28,000,000 U.S. Borax, 5.65%-6.05%, 10/10/95-10/25/95            27,804,983
                                                                --------------
              Total                                                 42,559,674
                                                                --------------

  Principal
  Amount      Description                                                Value
 -----------------------------------------------------------------------------
              (E)COMMERCIAL PAPER (Continued)
              PERSONAL CREDIT -- 4.1%
  $15,000,000 American General Finance Corp., 5.85%, 9/18/95      $ 14,958,563
   15,000,000 General Electric Capital Corp., 6.12%, 10/10/95       14,900,550
   18,000,000 General Motors Acceptance Corp., 5.49%-6.01%,
               9/20/95-2/15/96                                      17,764,541
                                                                  ------------
              Total                                                 47,623,654
                                                                  ------------
              RAILROADS -- 1.0%
   11,150,000 Norfolk Southern Corp., 5.70%, 10/31/95               11,044,075
                                                                  ------------
              SHORT-TERM BUSINESS CREDIT -- 12.6%
   52,000,000 American Express Credit Corp., 5.415%-5.80%,
               11/2/95-3/15/96                                      51,187,164
   51,985,000 Caterpillar Financial Services N.V., 6.03%-6.12%,
               10/30/95-12/11/95                                    51,256,965
   25,000,000 Sears Roebuck Acceptance Corp., 5.70%, 2/12/96        24,350,833
   20,000,000 Whirlpool Financial Corp., 5.675%, 1/22/96            19,549,153
                                                                  ------------
              Total                                                146,344,115
                                                                  ------------
              SOFT DRINK BOTTLERS/DISTRIBUTORS -- 3.8%
   45,000,000 Coca-Cola Enterprises, Inc., 5.70%-6.00%,
               10/23/95-11/16/95                                    44,517,083
                                                                  ------------
              TOTAL COMMERCIAL PAPER                               752,391,155
                                                                  ------------
              CORPORATE NOTES -- 3.0%
              BANKING -- 1.7%
   20,000,000 Bank of New York, 6.40%, 6/3/96                       20,000,000
                                                                  ------------
              LEASING -- 0.4%
    5,200,000 International Lease Finance Corp., 6.625%, 6/1/96      5,224,493
                                                                  ------------
              PERSONAL FINANCE -- 0.9%
    5,200,000 American General Finance Corp., 5.00%, 6/15/96         9,936,087
                                                                  ------------
              TOTAL CORPORATE NOTES                                 35,160,580
                                                                  ------------
              (F)VARIABLE RATE NOTES -- 24.5%
              ASSET-BACKED SECURITIES -- 1.0%
   12,000,000 Beta Financial Corp., 5.52%, 9/7/95                   12,000,000
                                                                  ------------
              BROKERS/DEALERS -- 6.6%
   15,000,000 Bear, Stearns & Co., Inc., 5.99%, 9/6/95              15,000,000
   11,875,000 Donaldson, Lufkin, & Jenrette Securities Corp.,
               6.125%, 9/1/95                                       11,875,000
   50,000,000 J.P. Morgan Securities, Inc., 5.885%, 9/1/95          50,000,000
                                                                  ------------
              Total                                                 76,875,000
                                                                  ------------
              FOREST PRODUCTS -- 2.6%
   30,000,000 Williamette Corp., 6.02%, 9/1/95                      30,000,000
                                                                  ------------


(See Notes to Portfolio of Investments)


August 31, 1995

 PORTFOLIO OF INVESTMENTS

 MONEY MARKET FUND (CONTINUED)

  Principal
  Amount      Description                                                Value
 ------------------------------------------------------------------------------
              (F)VARIABLE RATE NOTES (Continued)
              GOVERNMENT AGENCY -- 3.1%
  $35,585,000 Student Loan Marketing Association, 5.65%-5.71%,
               9/6/95                                            $   35,586,596
                                                                 --------------
              INSURANCE -- 5.2%
   40,000,000 Commonwealth Life Insurance Co., 6.02%, 11/23/95       40,000,000
   20,000,000 Transamerica Life Insurance Co., 5.96%, 9/1/95         20,000,000
                                                                 --------------
              Total                                                  60,000,000
                                                                 --------------
              PERSONAL CREDIT -- 4.7%
   22,000,000 American Honda Finance Corp., 6.0625%, 9/1/1995        21,995,081
   32,300,000 General Motors Acceptance Corp., 5.821%, 9/1/95        32,300,000
                                                                 --------------
              Total                                                  54,295,081
                                                                 --------------
              UTILITIES -- 1.3%
    4,999,000 Wisconsin Gas Co., 5.81%, 9/1/95                        4,999,000
   10,000,000 Wisconsin Public Service Corp., 5.76%, 9/1/95          10,000,000
                                                                 --------------
              Total                                                  14,999,000
                                                                 --------------
              TOTAL VARIABLE-RATE NOTES                             283,755,677
                                                                 --------------
              (B)REPURCHASE AGREEMENT -- 4.8%
   55,418,000 Barclays de Zoete Wedd Securities, Inc., 5.80%,
               dated 8/31/95, due 9/1/95                             55,418,000
                                                                 --------------
              TOTAL INVESTMENTS,
                (at amortized cost)                              $1,161,725,782
                                                                 ==============


(See Notes to Portfolio of Investments)

 NOTES TO PORTFOLIOS OF INVESTMENTS

(a) Current credit ratings are unaudited. Please refer to the Statement of Additional Information for an explanation of the credit ratings.

(b) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

(c) Non-income producing.

(d) Certain shares or principal amounts on loan to broker.

(e) Each issue shows the rate of discount at the time of purchase.

(f) Current rate and next demand date shown.

(g) Represents securities held as collateral within a margin account, used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

(h) Includes securities subject to dollar roll transactions.

(i) Shares purchased with cash collateral proceeds from securities on loan to brokers.

The following abbreviations are used in these portfolios:

--------------------------------------------------------------------------------

ADR -- American Depositary Receipt    GTD -- Guaranteed


AMBAC -- American Municipal Bond Assurance Corporation
                                      ISD -- Independent School District


AMT -- Alternative Minimum Tax        LT -- Limited Tax


BANs -- Bond Anticipation Notes       PLC -- Public Limited Company


BIGI -- Bond Investors Guaranty Insurance
                                      PSF -- Permanent School Fund


CMO -- Collateralized Mortgage Obligation
                                      MBIA -- Municipal Bond Investors Assurance


ETM -- Escrowed to Maturity           REMIC -- Real Estate Mortgage Investment
                                      Conduit


FGIC -- Financial Guaranty Insurance Company
                                      TBA -- To Be Announced


FSA -- Financial Security Assurance
                                      TRANs -- Tax Revenue Anticipation Notes

GO -- General Obligation              UT -- Unlimited Tax

--------------------------------------------------------------------------------

                             COST OF      NET UNREALIZED    GROSS        GROSS
                           INVESTMENTS    APPRECIATION/   UNREALIZED   UNREALIZED
                               FOR         DEPRECIATION  APPRECIATION DEPRECIATION     TOTAL
                           FEDERAL TAX     FOR FEDERAL   FOR FEDERAL  FOR FEDERAL       NET
MARSHALL FUNDS               PURPOSES      TAX PURPOSES  TAX PURPOSES TAX PURPOSES    ASSETS**
                          --------------  -------------- ------------ ------------ --------------
Equity Income Fund        $   96,058,331   $11,036,871   $11,524,278   $  487,407  $  107,498,678
Value Equity Fund            243,466,376    16,250,943    21,450,987    5,200,044     220,436,028
Stock Fund                   222,016,432    32,041,476    38,186,992    6,145,516     257,019,439
Mid-Cap Stock Fund            91,807,453    17,201,432    18,014,544      813,112     108,256,065
International Stock Fund      91,340,908     2,505,923     6,399,513    3,893,590      94,047,554
Short-Term Income Fund        86,249,493       143,766       400,790      257,024      84,273,166
Intermediate Bond Fund       485,362,479     6,471,620     6,675,027      203,407     344,070,682
Government Income Fund       120,346,469       508,110       897,188      389,078     103,707,576
Short-Term Tax-Free Fund      20,907,091       239,385       241,724        2,339      21,421,828
Intermediate Tax-Free         45,931,276       944,757       961,023       16,266      46,050,809
 Fund
Money Market Fund          1,161,725,782*            0             0            0   1,158,953,469


 * At amortized cost.

**The categories of investments are shown as a percentage of net assets at August 31, 1995.

(See Notes which are an integral part of the Financial Statements)

August 31, 1995

 STATEMENTS OF ASSETS AND LIABILITIES

                          -------      -------      -------      -------       -------
                           EQUITY       VALUE                    MID-CAP    INTERNATIONAL
                           INCOME       EQUITY       STOCK        STOCK         STOCK
                            FUND         FUND         FUND         FUND         FUND
                          -------      -------      -------      -------       -------
ASSETS:
  Investments in
   securities, at value $ 93,213,202 $239,005,319 $242,085,908 $104,415,885  $93,846,831
  Investments in
   repurchase
   agreements             13,882,000   20,712,000   11,972,000    4,593,000           --
  Cash                           303          912          269          689       42,298
  Income receivable          360,797      555,933      348,966       15,015      374,421
  Receivable for
   investments sold               --      487,496    4,768,014           --       37,998
  Receivable for daily
   variation margin               --           --           --        8,250           --
  Receivable for
   capital stock sold        151,755      173,303       14,638       60,152       96,681
  Receivable for
   foreign currency
   sold                           --           --           --           --       47,651
  Deferred expenses           17,748       55,575       46,456       19,190       35,238
                        ------------ ------------ ------------ ------------  -----------
    Total assets         107,625,805  260,990,538  259,236,251  109,112,181   94,481,118
                        ------------ ------------ ------------ ------------  -----------
LIABILITIES:
  Payable to Adviser              --           --      165,780       63,320           --
  Income distribution
   payable                        --           --           --           --           --
  Payable for
   investments
   purchased                      --           --    1,021,850      728,701       81,593
  Payable for capital
   stock redeemed                 --       14,868      962,604        6,096           --
  Payable on collateral
   due to broker                  --   40,350,052           --           --           --
  Payable for foreign
   currency purchased             --           --           --           --       47,561
  Taxes payable                   --           --           --           --       26,510
  Accrued expenses           127,127      189,590       66,578       57,999      277,900
  Dollar Roll Interest
   Expense Payable                --           --           --           --           --
                        ------------ ------------ ------------ ------------  -----------
   Total liabilities         127,127   40,554,510    2,216,812      856,116      433,564
                        ------------ ------------ ------------ ------------  -----------
NET ASSETS CONSIST OF:
  Paid-in-capital         95,581,183  190,221,355  214,012,086   86,443,186   90,201,432
  Net unrealized
   appreciation
   (depreciation) on
   investments,
   collateral, futures
   contracts and
   foreign currency
   transactions           11,052,562   16,330,668   32,088,825   17,531,805    2,667,130
  Accumulated net
   realized gain (loss)
   on investments,
   futures contracts
   and foreign currency
   transactions              405,062   13,144,196   10,578,565    4,281,074     (598,495)
  Undistributed net
   investment income         459,871      739,809      339,963           --    1,777,487
                        ------------ ------------ ------------ ------------  -----------
    Total Net Assets    $107,498,678 $220,436,028 $257,019,439 $108,256,065  $94,047,554
                        ------------ ------------ ------------ ------------  -----------
NET ASSET VALUE,
 Offering Price, and
 Redemption Proceeds
 Per Share:
  Class A Shares              $11.22       $12.08       $11.64       $12.30       $10.16
  Class B Shares                  --           --           --           --           --
                        ------------ ------------ ------------ ------------  -----------
SHARES OUTSTANDING:
  Class A Shares           9,585,200   18,243,540   22,080,353    8,804,452    9,257,933
  Class B Shares                  --           --           --           --           --
                        ------------ ------------ ------------ ------------  -----------
   Total shares
    outstanding
    ($0.0001 par
    value)                 9,585,200   18,243,540   22,080,353    8,804,452    9,257,933
                        ============ ============ ============ ============  ===========
Investments, at
 identified cost        $ 96,042,640 $243,386,651 $221,969,083 $ 91,723,078  $91,170,986
                        ============ ============ ============ ============  ===========
Investments, at tax
 cost                   $ 96,058,331 $243,466,376 $222,016,432 $ 91,807,453  $91,340,908
                        ============ ============ ============ ============  ===========

 (See Notes which are an integral part of the Financial Statements)


                                                     MARSHALL FUNDS

 -----------     -------       -------       -------      -------        -------
 SHORT-TERM    INTERMEDIATE   GOVERNMENT   SHORT-TERM   INTERMEDIATE      MONEY
   INCOME          BOND         INCOME      TAX-FREE      TAX-FREE        MARKET
    FUND           FUND          FUND         FUND          FUND           FUND
 -----------     -------       -------       -------      -------        -------
 $84,979,259   $454,353,099  $103,447,579  $21,146,476  $46,876,033   $1,106,307,782
   1,414,000     37,481,000    17,407,000           --           --       55,418,000
         890            773            --           --           --               17
     614,828      4,429,074       623,001      333,439      687,095        2,674,768
          --      5,478,752     7,071,343           --      558,889               --
          --             --            --           --           --               --
      50,000         54,254     2,690,407       32,382      141,905            7,219
          --             --            --           --           --               --
      13,119         48,985        22,419       12,471       17,666          317,387
 -----------   ------------  ------------  -----------  -----------   --------------
  87,072,096    501,845,937   131,261,749   21,524,768   48,281,588    1,164,725,173
 -----------   ------------  ------------  -----------  -----------   --------------
          --             --            --           --           --               --
     195,963        681,468       223,716       41,806      149,266        5,360,892
          --     58,883,570    27,244,060           --    2,034,028               --
   2,558,523        313,741           715       48,000           --           52,386
          --     97,691,965            --           --           --               --
          --             --            --           --           --               --
          --             --            --           --           --               --
      44,444        188,902        85,682       13,134       47,485          358,426
          --         15,609            --           --           --               --
 -----------   ------------  ------------  -----------  -----------   --------------
   2,798,930    157,775,255    27,554,173      102,940    2,230,779        5,771,704
 -----------   ------------  ------------  -----------  -----------   --------------
  86,908,327    362,599,900   105,524,078   21,254,372   45,756,581    1,158,953,469
     143,766      6,589,420       508,110      239,385      944,757               --
  (2,778,927)   (25,118,638)   (2,324,612)     (71,929)    (650,529)              --
          --             --            --           --           --               --
 -----------   ------------  ------------  -----------  -----------   --------------
 $84,273,166   $344,070,682  $103,707,576  $21,421,828  $46,050,809   $1,158,953,469
 -----------   ------------  ------------  -----------  -----------   --------------
       $9.74          $9.51         $9.51       $10.05        $9.91            $1.00
          --             --            --           --           --            $1.00
 -----------   ------------  ------------  -----------  -----------   --------------
   8,654,058     36,198,112    10,908,777    2,130,667    4,646,887    1,128,622,836
          --             --            --           --           --       30,330,633
 -----------   ------------  ------------  -----------  -----------   --------------
   8,654,058     36,198,112    10,908,777    2,130,667    4,646,887    1,158,953,469
 ===========   ============  ============  ===========  ===========   ==============
 $86,249,493   $485,244,679  $120,346,469  $20,907,091  $45,931,276   $1,161,725,782
 ===========   ============  ============  ===========  ===========   ==============
 $86,249,493   $485,362,479  $120,346,469  $20,907,091  $45,931,276   $1,161,725,782
 ===========   ============  ============  ===========  ===========   ==============


Year Ended August 31, 1995

 STATEMENTS OF OPERATIONS

                           -------     -------     -------     -------      --------

                           EQUITY       VALUE       STOCK      MID-CAP    INTERNATIONAL
                         INCOME FUND EQUITY FUND    FUND     STOCK FUND    STOCK FUND*
                           -------     -------     -------     -------      --------
INVESTMENT INCOME:
  Interest income        $   746,643 $ 1,370,124 $   862,379 $   255,028   $  704,470
  Dividend income          2,727,183   4,861,527   3,622,056     428,215    2,173,628(a)
                         ----------- ----------- ----------- -----------   ----------
    Total income           3,473,826   6,231,651   4,484,435     683,243    2,878,098
                         ----------- ----------- ----------- -----------   ----------
EXPENSES:
  Investment advisory
   fee                       584,150   1,592,905   1,813,889     585,271      727,503
  Directors' fees              6,314       5,798       3,137       6,476        2,718
  Administrative
   personnel and
   services fees              70,707     193,180     219,917      70,878       66,944
  Custodian fees              15,577      42,477      48,011      15,607      238,730
  Portfolio accounting
   fees                       51,002      59,030      60,899      54,528       55,528
  Transfer and dividend
   disbursing agent fees
   and expenses               29,821      25,633     100,366      29,985       14,402
  Shareholder services
   fees                       14,413      38,070      43,568      14,323       13,349
  Capital stock
   registration costs         38,665      35,228      28,289      32,529           --
  Auditing fees               11,034      10,132      15,441      11,316           --
  Legal fees                   4,502       2,117       3,241       4,392        6,181
  Printing and postage        14,366       6,543      13,069      12,267       15,329
  Insurance premiums           4,961       5,055       6,159       5,058           --
  Distribution services
   fees                           --          --          --          --           --
  Taxes                        5,982      16,133      19,865       6,307        4,893
  Miscellaneous                2,696       1,378       6,589       1,188        6,268
                         ----------- ----------- ----------- -----------   ----------
    Total expenses           854,190   2,033,679   2,382,440     850,125    1,151,845
DEDUCT--
  Waiver of investment
   advisory fee               69,757          --      17,481      64,161       31,759
  Waiver of
   administrative
   personnel and
   services fees                  --          --          --          --           --
  Reimbursement of other
   expenses by Adviser            --          --          --          --           --
                         ----------- ----------- ----------- -----------   ----------
NET EXPENSES                 784,433   2,033,679   2,364,959     785,964    1,120,086
                         ----------- ----------- ----------- -----------   ----------
NET INVESTMENT INCOME      2,689,393   4,197,972   2,119,476    (102,721)   1,758,012
                         ----------- ----------- ----------- -----------   ----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS, FOREIGN
 CURRENCY AND FUTURES
 CONTRACTS:
  Net realized gain
   (loss) on investment
   transactions
   (identified cost
   basis)                    797,876  13,637,946  14,035,870   5,757,618     (472,259)
  Net realized gain
   (loss) on foreign
   currency                       --          --          --          --     (178,615)
  Net realized gain on
   futures contracts
   (identified cost
   basis)                         --          --          --     146,087           --
  Net change in
   unrealized
   appreciation
   (depreciation) on
   investments,
   collateral, futures
   contracts and foreign
   currency transactions  10,665,976   8,615,958  22,181,832  16,659,161    2,667,130
                         ----------- ----------- ----------- -----------   ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS, FOREIGN
 CURRENCY AND FUTURES
 CONTRACTS                11,463,852  22,253,904  36,217,702  22,562,866    2,016,256
                         ----------- ----------- ----------- -----------   ----------
CHANGE IN NET ASSETS
 RESULTING FROM
 OPERATIONS              $14,153,245 $26,451,876 $38,337,178 $22,460,145   $3,774,268
                         =========== =========== =========== ===========   ==========


    *For the period from September 2, 1994 (date of initial public investment)
     to August 31, 1995.
   (a)Net of Foreign taxes withheld of $291,494.
   (b)Net of dollar roll interest expense of $39,312.
   (c)Net of dollar roll interest expense of $131,639.
   (See Notes which are an integral part of the Financial Statements)

                                                     MARSHALL FUNDS

----------    -------         -------        -------      -------       -------
SHORT-TERM  INTERMEDIATE    GOVERNMENT     SHORT-TERM   INTERMEDIATE     MONEY
  INCOME        BOND          INCOME        TAX-FREE      TAX-FREE      MARKET
   FUND         FUND           FUND           FUND          FUND         FUND
----------    -------         -------        -------      -------       -------
$5,628,495  $ 24,564,665(b) $ 6,265,818(c) $ 1,031,943  $ 2,015,559   $63,587,190
        --            --             --             --           --            --
----------  ------------    -----------    -----------  -----------   -----------
 5,628,495    24,564,665      6,265,818      1,031,943    2,015,559    63,587,190
----------  ------------    -----------    -----------  -----------   -----------
   537,366     2,046,206        635,592        115,704      243,850     5,435,257
     3,308         1,095          3,004          4,553        4,459         5,490
    81,509       310,184         77,015         50,000       50,000       988,602
    17,912        59,104         16,949          4,628        8,128       133,705
    51,228        76,121         53,694         48,539       55,515       126,333
    32,354        29,944         72,083         22,657       21,308       141,156
    15,860        61,234         15,385          4,092        7,339       194,970
    16,626        37,863         27,182         15,058       16,796        79,064
    16,284        14,616         14,786          9,797       10,082        14,532
     5,127         4,949          5,607          3,067        1,058         8,028
    12,431         4,919          7,156         11,070        9,357        17,034
     6,048         8,549          4,879          4,064        4,689        18,901
        --            --             --             --           --        63,394
     7,498        25,238          6,308          1,725        3,174        77,012
     6,692         5,543          3,507          1,809          662        17,256
----------  ------------    -----------    -----------  -----------   -----------
   810,243     2,685,565        943,147        296,763      436,417     7,320,734
   355,637       272,827        216,611        109,424      176,613     2,826,334
        --            --             --         28,938       13,052            --
        --            --             --         41,000           --            --
----------  ------------    -----------    -----------  -----------   -----------
   454,606     2,412,738        726,536        117,401      246,752     4,494,400
----------  ------------    -----------    -----------  -----------   -----------
 5,173,889    22,151,927      5,539,282        914,542    1,768,807    59,092,790
----------  ------------    -----------    -----------  -----------   -----------
  (774,594)  (10,004,792)       838,530        (60,957)    (440,633)           --
        --            --             --             --           --            --
        --            --             --             --           --            --
   910,517    15,428,567      2,289,136        320,938    1,354,952            --
----------  ------------    -----------    -----------  -----------   -----------
   135,923     5,423,775      3,127,666        259,981      914,319            --
----------  ------------    -----------    -----------  -----------   -----------
$5,309,812  $ 27,575,702    $ 8,666,948    $ 1,174,523  $ 2,683,126   $59,092,790
==========  ============    ===========    ===========  ===========   ===========


 STATEMENTS OF CHANGES IN NET ASSETS

                         --------------------------  --------------------------
                                  EQUITY                       VALUE
                                  INCOME                      EQUITY
                                   FUND                        FUND
                         --------------------------  --------------------------
                                                                      Period
                          Year Ended   Period Ended   Year Ended      Ended
                          August 31,    August 31,    August 31,    August 31,
                             1995         1994*          1995         1994*
                         ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
NET ASSETS
OPERATIONS--
 Net investment income   $  2,689,393  $  1,079,248  $  4,197,972  $    753,022
 Net realized gain
  (loss) on investments
  transactions                797,876      (392,814)   13,637,946     1,666,910
 Net realized gain
  (loss) on foreign
  currency transactions            --            --            --            --
 Net realized gain on
  futures contracts                --            --            --            --
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments,
  collateral, futures
  contracts and foreign
  currency transactions    10,665,976       386,586     8,615,958     7,714,710
                         ------------  ------------  ------------  ------------
  Change in net assets
   resulting from
   operations              14,153,245     1,073,020    26,451,876    10,134,642
                         ------------  ------------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS--
 Dividends to
  shareholders from net
  investment income        (2,460,822)     (847,948)   (3,775,982)     (435,203)
 Distributions to
  shareholders from net
  realized gain
  on investments                   --            --    (2,160,660)           --
 Distributions to
  shareholders in excess
  of net investment
  income                           --            --            --            --
                         ------------  ------------  ------------  ------------
  Change in net assets
   from distributions to
   shareholders            (2,460,822)     (847,948)   (5,936,642)     (435,203)
                         ------------  ------------  ------------  ------------
CAPITAL STOCK
 TRANSACTIONS
 Proceeds from sales of
  shares                   71,731,172    61,917,199    67,783,603   224,111,601
 Net asset value of
  shares issued to
  shareholders in
  payment
  of dividends declared     1,212,846       645,885     2,806,140       223,675
 Cost of shares redeemed  (26,533,320)  (13,392,599)  (89,424,324)  (15,279,340)
                         ------------  ------------  ------------  ------------
  Change in net assets
   from capital stock
   transactions            46,410,698    49,170,485   (18,834,581)  209,055,936
                         ------------  ------------  ------------  ------------
  Change in net assets     58,103,121    49,395,557     1,680,653   218,775,375
NET ASSETS:
 Beginning of period       49,395,557            --   218,755,375            --
                         ------------  ------------  ------------  ------------
 End of period            107,498,678    49,395,557   220,436,028   218,755,375
                         ============  ============  ============  ============
Undistributed net
 investment income
 included in net assets
 at end of period        $    459,871   $   231,300  $    739,809  $    317,819
Net gain (loss) as
 computed for federal
 tax purposes            $    556,941  ($    41,996) $ 13,549,583  $  1,834,999
                         ============  ============  ============  ============

 *For the period from October 1, 1993 (date of initial public investment) to August 31, 1994.
**For the period from September 2, 1994 (date of initial public investment) to August 31, 1995.
(See Notes which are an integral part of the Financial Statements)

                                                     MARSHALL FUNDS
                                                                  ^

 ----------------------------  -------------------------  -------------  --------------------------
                                       MID-CAP                                  SHORT-TERM
                                        STOCK             INTERNATIONAL           INCOME
         STOCK FUND                      FUND              STOCK FUND              FUND
 ----------------------------  -------------------------  -------------  --------------------------
                                               Period
  Year Ended     Year Ended     Year Ended      Ended     Period Ended    Year Ended    Year Ended
  August 31,     August 31,     August 31,   August 31,    August 31,     August 31,    August 31,
     1995           1994           1995         1994*        1995**          1995          1994
 -------------  -------------  ------------  -----------  -------------  ------------  ------------
 $   2,119,476   $  1,926,542  ($   102,721) $    57,518   $ 1,758,012    $ 5,173,889   $ 4,386,765
    14,035,870     13,279,160     5,757,618   (1,460,302)     (472,259)      (774,594)   (1,938,737)
            --             --            --           --      (178,615)            --            --
            --             --       146,087           --                           --            --
    22,181,832    (12,123,274)   16,659,161      872,644     2,667,130        910,517      (590,561)
 -------------  -------------  ------------  -----------  ------------   ------------  ------------
    38,337,178      3,082,428    22,460,145     (530,140)    3,774,268      5,309,812     1,857,467
 -------------  -------------  ------------  -----------  ------------   ------------  ------------
    (2,156,613)    (1,993,902)      (43,289)     (14,229)     (354,783)    (5,299,534)   (4,283,842)
            --             --            --      (38,133)       (8,672)            --            --
            --             --       (21,475)          --            --             --            --
 -------------  -------------  ------------  -----------  ------------   ------------  ------------
    (2,156,613)    (1,993,902)      (64,764)     (52,362)     (363,455)    (5,299,534)   (4,283,842)
 -------------  -------------  ------------  -----------  ------------   ------------  ------------
    83,952,870     98,818,795    69,072,658   62,129,088   129,883,397     60,772,757   117,021,684
     1,642,441      1,882,088        35,263       31,053       216,668      2,867,333     2,820,624
  (114,911,373)  (160,762,127)  (36,889,162)  (7,935,714)  (39,463,324)   (79,829,347)  (91,705,600)
 -------------  -------------  ------------  -----------  ------------   ------------  ------------
   (29,316,062)   (60,061,244)   32,218,759   54,224,427    90,636,741    (16,189,257)   28,136,708
 -------------  -------------  ------------  -----------  ------------   ------------  ------------
     6,864,503    (58,972,718)   54,614,140   53,641,925    94,047,554    (16,178,979)   25,710,333
   250,154,936    309,127,654    53,641,925           --            --    100,452,145    74,741,812
 -------------  -------------  ------------  -----------  ------------   ------------  ------------
   257,019,439    250,154,936   108,256,065   53,641,925    94,047,554     84,273,166   100,452,145
 =============  =============  ============  ===========  ============   ============  ============
 $     339,963   $    377,100            --  $    43,289  $  1,777,487             --   $   125,645
 $  10,625,913  ($  3,422,951)   $4,632,874  $    38,184  $      8,481   ($ 1,898,650) ($   302,405)
 =============  =============  ============  ===========  ============   ============  ============



 STATEMENTS OF CHANGES IN NET ASSETS

                                                   ---------------------------
                                                          INTERMEDIATE
                                                           BOND FUND
                                                   ---------------------------
                                                       Year          Year
                                                      Ended          Ended
                                                    August 31,    August 31,
                                                       1995          1994
                                                   ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS--
 Net investment income                             $ 22,151,927  $  19,540,828
 Net realized gain (loss) on investments            (10,004,792)   (13,957,127)
 Net change in unrealized appreciation
  (depreciation) of investments,
  collateral and futures contracts                   15,428,567    (12,033,595)
                                                   ------------  -------------
   Change in net assets resulting from operations    27,575,702     (6,449,894)
                                                   ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS--
 Dividends to shareholders from net investment
  income:
  Class A Shares                                    (22,676,934)   (21,460,493)
  Class B Shares                                             --             --
 Distributions to shareholders from net realized
  gain on investments:                                       --     (5,192,805)
                                                   ------------  -------------
   Change in net assets from distributions to
    shareholders                                    (22,676,934)   (26,653,298)
                                                   ------------  -------------
CAPITAL STOCK TRANSACTIONS--
 Proceeds from sale of capital stock                145,019,009    171,805,103
 Net asset value of shares issued to shareholders
  in payment of dividends declared                   13,873,286     22,497,295
 Cost of shares redeemed                           (177,460,054)  (150,267,568)
                                                   ------------  -------------
   Change in net assets from capital stock
    transactions                                    (18,567,759)    44,034,830
                                                   ------------  -------------
   Change in net assets                             (13,668,991)    10,931,638
                                                   ------------  -------------
NET ASSETS:
 Beginning of period                                357,739,673    346,808,035
                                                   ------------  -------------
 End of period                                      344,070,682    357,739,673
                                                   ============  =============
Undistributed net investment income included in
 net assets at end of period                                 --  $     525,007
Net gain (loss) as computed for federal tax
 purposes                                          ($16,531,233) $   1,157,829
                                                   ============  =============


*For the period from February 2, 1994 (date of initial public investment) to August 31, 1994.
(See Notes which are an integral part of the Financial Statements)

                                                     MARSHALL FUNDS

 --------------------------  -------------------------  -------------------------  ------------------------------
        GOVERNMENT                  SHORT-TERM                INTERMEDIATE                     MONEY
          INCOME                     TAX-FREE                   TAX-FREE                      MARKET
           FUND                        FUND                       FUND                         FUND
 --------------------------  -------------------------  -------------------------  ------------------------------
     Year          Year          Year        Period         Year        Period          Year            Year
    Ended         Ended         Ended         Ended        Ended         Ended         Ended           Ended
  August 31,    August 31,    August 31,   August 31,    August 31,   August 31,     August 31,      August 31,
     1995          1994          1995         1994*         1995         1994*          1995            1994
 ------------  ------------  ------------  -----------  ------------  -----------  --------------  --------------
 $  5,539,282  $  3,829,517  $    914,542  $   318,874  $  1,768,807  $   571,762  $   59,092,790  $   31,418,249
      838,530    (3,162,878)      (60,957)     (10,972)     (440,633)    (209,896)             --              --
    2,289,136    (1,676,516)      320,938      (81,553)    1,354,952     (410,195)             --              --
 ------------  ------------  ------------  -----------  ------------  -----------  --------------  --------------
    8,666,948    (1,009,877)    1,174,523      226,349     2,683,126      (48,329)     59,092,790      31,418,249
 ------------  ------------  ------------  -----------  ------------  -----------  --------------  --------------
   (5,651,424)   (4,026,755)     (914,542)    (318,874)   (1,768,807)    (571,762)    (57,991,992)    (31,253,782)
           --            --            --           --            --           --      (1,100,798)       (164,467)
           --      (733,522)           --           --            --           --              --              --
 ------------  ------------  ------------  -----------  ------------  -----------  --------------  --------------
   (5,651,424)   (4,760,277)     (914,542)    (318,874)   (1,768,807)    (571,762)    (59,092,790)    (31,418,249)
 ------------  ------------  ------------  -----------  ------------  -----------  --------------  --------------
   65,993,189    40,774,599     8,203,098   29,765,118    21,065,244   39,630,036   3,145,304,448   2,698,258,215
    3,624,389     3,961,419       423,192      203,173       141,974       88,011       7,699,494       3,620,348
  (33,748,572)  (31,964,319)  (12,367,466)  (4,972,743)  (11,282,666)  (3,886,018) (2,973,967,126) (2,499,832,541)
 ------------  ------------  ------------  -----------  ------------  -----------  --------------  --------------
   35,869,006    12,771,699    (3,741,176)  24,995,548     9,924,552   35,832,029     179,036,816     202,046,022
 ------------  ------------  ------------  -----------  ------------  -----------  --------------  --------------
   38,884,530     7,001,545    (3,481,195)  24,903,023    10,838,871   35,211,938     179,036,816     202,046,022
 ------------  ------------  ------------  -----------  ------------  -----------  --------------  --------------
   64,823,046    57,821,501    24,903,023           --    35,211,938           --     979,916,653     777,870,631
 ------------  ------------  ------------  -----------  ------------  -----------  --------------  --------------
  103,707,576    64,823,046    21,421,828   24,903,023    46,050,809   35,211,938   1,158,953,469     979,916,653
 ============  ============  ============  ===========  ============  ===========  ==============  ==============
           --   $   112,142            --           --            --           --              --              --
 ($ 1,806,126) ($   521,493) ($    16,364)          --  ($   254,695)          --              --              --
 ============  ============  ============  ===========  ============  ===========  ==============  ==============


 FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period

                               Net Realized                         Distributions to
                                   and                 Dividends to   Shareholders   Distributions to
 Period   Net Asset             Unrealized             Shareholders     from Net     Shareholders in
  Ended    Value,      Net     Gain/(Loss)  Total from   from Net   Realized Gain on  excess of Net
 August   beginning Investment      on      Investment  Investment     Investment       Investment
   31,    of period   Income   Investments  Operations    Income      Transactions        Income
 ------   --------- ---------- ------------ ---------- ------------ ---------------- ----------------
 EQUITY INCOME FUND
 1994(b)   $10.00      0.28       (0.09)       0.19       (0.23)            --               --
 1995       $9.96      0.33        1.26        1.59       (0.33)            --               --
 VALUE EQUITY FUND
 1994(b)   $10.00      0.12        0.93        1.05       (0.10)            --               --
 1995      $10.95      0.22        1.22        1.44       (0.20)         (0.11)              --
 STOCK FUND
 1993(a)   $10.00      0.10        0.07        0.17       (0.09)            --               --
 1994      $10.08      0.07       (0.03)       0.04       (0.07)            --               --
 1995      $10.05      0.09        1.59        1.68       (0.09)            --               --
 MID-CAP STOCK FUND
 1994(b)   $10.00      0.02       (0.29)      (0.27)      (0.01)         (0.03)              --
 1995       $9.69     (0.00)       2.61        2.61       (0.01)            --             0.00
 INTERNATIONAL STOCK FUND
 1995(g)   $10.00      0.20        0.01        0.21       (0.05)          0.00               --
 SHORT-TERM INCOME FUND
 1993(c)   $10.00      0.40       (0.05)       0.35       (0.40)            --               --
 1994       $9.95      0.45       (0.25)       0.20       (0.44)            --               --
 1995       $9.71      0.56        0.05        0.61       (0.58)            --               --
 INTERMEDIATE BOND FUND
 1993(a)   $10.00      0.46        0.33        0.79       (0.39)            --               --
 1994      $10.40      0.61       (0.81)      (0.20)      (0.67)         (0.17)              --
 1995       $9.36      0.61        0.16        0.77       (0.62)            --               --
 GOVERNMENT INCOME FUND
 1993(d)   $10.00      0.47        0.16        0.63       (0.41)            --               --
 1994      $10.22      0.64       (0.78)      (0.14)      (0.68)         (0.14)              --
 1995       $9.26      0.60        0.26        0.86       (0.62)            --               --
 SHORT-TERM TAX-FREE FUND
 1994(e)   $10.00      0.18       (0.08)       0.10       (0.18)            --               --
 1995       $9.92      0.39        0.13        0.52       (0.39)            --               --
 INTERMEDIATE TAX-FREE FUND
 1994(e)   $10.00      0.19       (0.29)      (0.10)      (0.19)            --               --
 1995       $9.71      0.42        0.20        0.62       (0.42)            --               --
 MONEY MARKET FUND--CLASS A SHARES
 1993(a)    $1.00      0.02          --        0.02       (0.02)            --               --
 1994       $1.00      0.03          --        0.03       (0.03)            --               --
 1995       $1.00      0.05          --        0.05       (0.05)            --               --
 MONEY MARKET FUND--CLASS B SHARES
 1993(f)    $1.00      0.02          --        0.02       (0.02)            --               --
 1994       $1.00      0.03          --        0.03       (0.03)            --               --
 1995       $1.00      0.05          --        0.05       (0.05)            --               --

 (a) Reflects operations for the period from November 23, 1992 (date of initial public investment) to August 31, 1993.
 (b) Reflects operations for the period from October 1, 1993 (date of initial public investment)
     to August 31, 1994.
 (c) Reflects operations for the period from November 2, 1992 (date of initial public investment) to August 31, 1993.
 (d) Reflects operations for the period from December 14, 1992 (date of initial public investment) to August 31, 1993.
 (e) Reflects operations for the period from February 2, 1994 (date of initial public investment) to August 31, 1994.
 (f) Reflects operations for the period from December 17, 1992 (date of initial public investment) to August 31, 1993.
 (g) Reflects operations for the period from September 2, 1994 (date of initial public investment) to August 31, 1995.
 (h) Based on net asset value.
 (i) Computed on an annualized basis.
 (j) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

                                                     MARSHALL FUNDS

                                    Ratios to Average Net Assets
                                    --------------------------------
                                                                       Net Assets,
               Net Asset                          Net                    end of     Portfolio
    Total      Value, end   Total              Investment   Expense      period     turnover
Distributions  of period  Return(h) Expenses     Income    Waiver(j)  (000 omitted)   rate
-------------  ---------- --------- --------   ----------  ---------  ------------- ---------
    (0.23)        $9.96     2.02%    1.01%(i)     3.30%(i)   0.16%(i)     $49,396       44%
    (0.33)       $11.22    16.40%    1.01%        3.45%      0.09%       $107,499       43%
    (0.10)       $10.95    10.59%    1.00%(i)     1.82%(i)   0.15%(i)    $218,755       39%
    (0.31)       $12.08    13.57%    0.96%        1.98%      0.00%       $220,436       78%

    (0.09)       $10.08     1.67%    0.94%(i)     1.39%(i)   0.03%(i)    $309,128       98%
    (0.07)       $10.05     0.44%    0.99%        0.77%      0.01%       $250,155       86%
    (0.09)       $11.64    16.85%    0.98%        0.88%      0.01%       $257,019       79%
    (0.04)        $9.69    (2.74%)   1.01%(i)     0.23%(i)   0.28%(i)     $53,642      113%
    (0.01)       $12.30    27.06%    1.01%       (0.13%)     0.08%       $108,256      157%
    (0.05)       $10.16     2.11%    1.54%(i)     2.42%(i)   0.04%(i)     $94,048       61%
    (0.40)        $9.95     3.57%    0.50%(i)     4.91%(i)   0.51%(i)     $74,742       79%
    (0.44)        $9.71     2.05%    0.50%        4.58%      0.39%       $100,452      185%
    (0.58)        $9.74     6.47%    0.51%        5.78%      0.40%        $84,273      194%
    (0.39)       $10.40     7.99%    0.70%(i)     6.08%(i)   0.10%(i)    $346,808      220%
    (0.84)        $9.36    (2.02%)   0.71%        6.26%      0.11%       $357,740      228%
    (0.62)        $9.51     8.58%    0.71%        6.50%      0.08%       $344,071      232%
    (0.41)       $10.22     6.40%    0.85%(i)     6.56%(i)   0.33%(i)     $57,822      218%
    (0.82)        $9.26    (1.34%)   0.86%        6.58%      0.40%        $64,823      175%
    (0.62)        $9.51     9.78%    0.86%        6.54%      0.26%       $103,708      360%
    (0.18)        $9.92     0.98%    0.52%(i)     3.22%(i)   0.71%(i)     $24,903       37%
    (0.39)       $10.05     5.41%    0.51%        3.95%      0.78%        $21,422       71%
    (0.19)        $9.71    (0.94%)   0.62%(i)     3.58%(i)   0.59%(i)     $35,212       45%
    (0.42)        $9.91     6.58%    0.61%        4.35%      0.47%        $46,051      105%
    (0.02)        $1.00     2.33%    0.40%(i)     2.97%(i)   0.28%(i)    $775,890       --
    (0.03)        $1.00     3.41%    0.40%        3.40%      0.29%       $967,988       --
    (0.05)        $1.00     5.57%    0.41%        5.44%      0.26%     $1,128,623       --
    (0.02)        $1.00     1.89%    0.72%(i)     2.72%(i)   0.28%(i)      $1,980       --
    (0.03)        $1.00     3.11%    0.70%        3.39%      0.29%        $11,929       --
    (0.05)        $1.00     5.25%    0.71%        5.21%      0.26%        $30,331       --


As of August 31, 1995

 NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

  Marshall Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. The Corporation consists of eleven diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

                                           PORTFOLIO NAME
                                           --------------
Marshall Equity Income Fund        Marshall Intermediate Bond Fund ("Intermediate Bond Fund")
("Equity Income Fund")
Marshall Value Equity Fund         Marshall Government Income Fund ("Government Income Fund")
("Value Equity Fund")
Marshall Stock Fund ("Stock        Marshall Short-Term Tax-Free Fund ("Short-Term Tax-Free Fund")
Fund")
Marshall Mid-Cap Stock Fund        Marshall Intermediate Tax-Free Fund ("Intermediate Tax-Free Fund")
("Mid-Cap Stock Fund")
Marshall International Stock Fund  Marshall Money Market Fund ("Money Market Fund")
("International Stock Fund")
Marshall Short-Term Income Fund
("Short-Term Income Fund")


  Money Market Fund is offered in two classes of shares: Class A Shares and Class B Shares. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end investment companies are valued at net asset value. All other securities are valued at prices provided by an independent pricing service.

  Listed equity securities, corporate bonds and other fixed income securities and asset-backed securities are valued at the last sale price reported on national securities exchanges. U.S. government obligations are generally valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Unlisted securities and bonds are generally valued at the price provided by an independent pricing service. Short-term securities purchased with remaining maturities of sixty days or less may be stated at amortized cost, which approximates value. Investments in other regulated investment companies are valued at net asset value. Futures contracts are valued daily at the last sale price provided by the board of trade or exchange from which they were purchased.

  Money Market Fund's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.
  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction including accrued interest.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  Investment Income, Expenses and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code").

  Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  However, federal taxes may be imposed on the International Stock Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign dividends have been provided for in accordance with the International Stock Fund's understanding of the applicable country's tax rules and rates.

  At August 31, 1995, Short-Term Income Fund, Intermediate Bond Fund, Government Income Fund, Short-Term Tax-Free Fund, and Intermediate Tax-Free Fund had capital loss carryforwards of $2,201,055, $16,531,233, $2,327,619,
$16,364, and $254,695, respectively for federal tax purposes, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

                              CAPITAL LOSS CAPITAL LOSS
                              CARRYFORWARD CARRYFORWARD
                              TO EXPIRE IN TO EXPIRE IN
  FUND                            2002         2003
  ----                        ------------ ------------
  Short-Term Income Fund        $302,405    $1,898,650
  Intermediate Bond Fund              --    16,531,233
  Government Income Fund         521,493     1,806,126
  Short-Term Tax-Free Fund            --        16,364
  Intermediate Tax-Free Fund          --       254,695

--------------------------------------------------------------------------------

  Net capital losses on Equity Income Fund, International Stock Fund, Short-Term Income Fund, Intermediate Bond Fund, Short-Term Tax-Free Fund, and Intermediate Tax-Free Fund of $94,192, $454,951, $590,410, $8,598,994, $55,564
and $395,834, attributable to security transactions incurred after October 31, 1994, are treated as arising on September 1, 1995, the first day of each Fund's next taxable year.

  In addition, net capital losses on International Stock Fund of $117,247 attributable to foreign currency transactions incurred after October 31, 1994, are treated as arising on September 1, 1995, the first day of the International Stock Fund's next taxable year.

  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  Deferred Expenses--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method over a period of five years from each Funds' commencement date.

  Futures Contracts--Upon entering into a financial futures contract with a broker, the Funds are required to deposit in a segregated account an amount of cash or U.S. government securities equal to a percentage of the contract value. The Funds agree to receive from or to pay to the broker an amount of cash equal to a specific dollar amount multiplied by the difference between the closing value and the price at which the contract was made. On a daily basis, the value of the financial futures contracts are determined and any difference between such value and the original futures contracts values are reflected in the "daily variation margin" account. Daily variation margin adjustments, arising from this "marking to market" process, are recorded by the Funds as unrealized gains or losses.

  The Funds may decide to close their position on a contract at any time prior to the contract's expiration. When a contract is closed, the Funds recognize a realized gain or loss. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At August 31, 1995, Mid-Cap Stock Fund had outstanding futures contracts as set forth below:

--------------------------------------------------------------------------------

    EXPIRATION                CONTRACTS                                   UNREALIZED
       DATE                  TO RECEIVE                 POSITION         APPRECIATION
  --------------      -------------------------         --------         ------------
  September 1995      30 S&P Midcap 400 Futures           Long             $245,998

--------------------------------------------------------------------------------

  Foreign Currency Commitments--The International Stock Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At August 31, 1995, the Fund had outstanding foreign currency commitments as set forth below:
--------------------------------------------------------------------------------

                                                                UNREALIZED
     SETTLEMENT           COMMITMENTS TO                       APPRECIATION
        DATE             DELIVER/RECEIVE      IN EXCHANGE FOR (DEPRECIATION)
  -----------------  ------------------------ --------------- --------------
  September 1, 1995  22,105 Czech Koruna          $   819          $  3
  September 1, 1995  3,119,727 Spanish Peseta      24,775            99
  September 1, 1995  4,341 Pound Sterling           6,734            (5)
  September 5, 1995  1,208,438 Spanish Peseta       9,606            29
  September 5, 1995  3,623 Pound Sterling           5,586           (36)
                                                                   ----
                                                    Total           $90
                                                                   ====

--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENT (CONTINUED)

  Foreign Currency Translation--The accounting records of the International Stock Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Dollar Roll Transactions--The Funds, except for Money Market Fund, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds' current yield and total return.

  Securities Lending--The Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral received for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on securities loaned, plus interest, if applicable. Income earned on collateral is divided between the custodian, as a fee for its services under the program, and the Funds, according to agreed-upon rates.

  As of August 31, 1995, collateral held for securities loaned was as follows:

--------------------------------------------------------------------------------

                      MARKET VALUE OF  MARKET VALUE
  FUND               SECURITIES LOANED OF COLLATERAL
  ----               ----------------- -------------
  Value Equity          $39,234,607     $40,350,052
  Intermediate Bond     $94,751,347     $97,691,965

--------------------------------------------------------------------------------

  Reclassification--The Funds adopted Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies ("SOP 93-2"). Accordingly, permanent book and tax differences have been reclassified to paid-in capital. These differences are primarily due to differing treatments for net operating losses, distributions in excess of net investment income, and foreign currency transactions. Amounts as of August 31, 1995 have been reclassified to reflect the following:

--------------------------------------------------------------------------------

                                           INCREASE (DECREASE)
                            --------------------------------------------------
                                                        UNDISTRIBUTED NET
                                                            INVESTMENT
                                       ACCUMULATED      INCOME/ACCUMULATED
                             PAID-IN   NET REALIZED DISTRIBUTIONS IN EXCESS OF
  FUND NAME                  CAPITAL    GAIN/LOSS     NET INVESTMENT INCOME
  ---------                 ---------  ------------ --------------------------
  Mid-Cap Stock Fund           --       ($124,196)           $124,196
  International Stock Fund  ($435,309)    $61,051            $374,258

--------------------------------------------------------------------------------

  Net investment income, net realized gains/losses, and net assets were not affected by this change.

  Other--Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

  The Articles of Incorporation permit the Directors to issue 50 billion full and fractional shares of common stock, par value $0.0001 per share. At August 31, 1995, the capital paid-in was as follows:

--------------------------------------------------------------------------------

  FUND                                                         CAPITAL PAID-IN
  ----                                                         ---------------
  Equity Income Fund                                           $   95,581,183
  Value Equity Fund                                               190,221,355
  Stock Fund                                                      214,012,086
  Mid-Cap Stock Fund                                               86,443,186
  International Stock Fund                                         90,201,432
  Short-Term Income Fund                                           86,908,327
  Intermediate Bond Fund                                          362,599,900
  Government Income Fund                                          105,524,078
  Short-Term Tax-Free Fund                                         21,254,372
  Intermediate Tax-Free Fund                                       45,756,581
  Money Market Fund                                             1,158,953,469

--------------------------------------------------------------------------------

  Transactions in capital stock were as follows:

--------------------------------------------------------------------------------

                         -------------------------------- -------------------------------- -------------------------------
                                EQUITY INCOME FUND               VALUE EQUITY FUND                   STOCK FUND
                         -------------------------------- -------------------------------- -------------------------------
                           YEAR ENDED      PERIOD ENDED     YEAR ENDED      PERIOD ENDED     YEAR ENDED      YEAR ENDED
                         AUGUST 31, 1995 AUGUST 31, 1994* AUGUST 31, 1995 AUGUST 31, 1994* AUGUST 31, 1995 AUGUST 31, 1994
                         --------------- ---------------- --------------- ---------------- --------------- ---------------
  Shares sold               7,087,265        6,256,917       6,271,401       21,409,502        8,136,287       9,896,396
  Shares issued to
   shareholders in
   payment of
   distributions
   declared                   118,743           66,609         268,477           22,375          159,631         186,739
  Shares redeemed          (2,580,728)      (1,363,606)     (8,276,005)      (1,452,210)     (11,113,456)    (15,846,005)
                           ----------       ----------      ----------       ----------      -----------     -----------
  Net change resulting
   from share
   transactions             4,625,280        4,959,920      (1,736,127)      19,979,667       (2,817,538)     (5,762,870)
                           ==========       ==========      ==========       ==========      ===========     ===========

--------------------------------------------------------------------------------
*For the period from October 1, 1993 (date of initial public investment) to August 31, 1994.

--------------------------------------------------------------------------------

                            ---------------------------- ------------------------ -------------------------------
                                MID-CAP STOCK FUND       INTERNATIONAL STOCK FUND     SHORT-TERM INCOME FUND
                            ---------------------------- ------------------------ -------------------------------
                            YEAR ENDED
                              AUGUST      PERIOD ENDED         PERIOD ENDED         YEAR ENDED      YEAR ENDED
                             31, 1995   AUGUST 31, 1994*    AUGUST 31, 1995***    AUGUST 31, 1995 AUGUST 31, 1994
                            ----------  ---------------- ------------------------ --------------- ---------------
  Shares sold                6,886,800     6,367,440            13,379,463           6,280,358      11,893,678
  Shares issued to
   shareholders in payment
   of distributions
   declared                      3,751         3,112                23,373             296,781         287,651
  Shares redeemed           (3,622,137)     (834,514)           (4,144,903)         (8,263,080)     (9,353,466)
                            ----------     ---------            ----------          ----------      ----------
  Net change resulting
   from
   share transactions        3,268,414     5,536,038             9,257,933          (1,685,941)      2,827,863
                            ==========     =========            ==========          ==========      ==========

--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------

                         ------------------------------- ------------------------------- ---------------------------------
                             INTERMEDIATE BOND FUND          GOVERNMENT INCOME FUND          SHORT-TERM TAX-FREE FUND
                         ------------------------------- ------------------------------- ---------------------------------
                           YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED
                         AUGUST 31, 1995 AUGUST 31, 1994 AUGUST 31, 1995 AUGUST 31, 1994 AUGUST 31, 1995 AUGUST 31, 1994**
                         --------------- --------------- --------------- --------------- --------------- -----------------
  Shares sold               15,646,570      17,818,710      7,182,308       4,215,121         826,416        2,991,957
  Shares issued to
   shareholders in
   payment of
   distributions
   declared                  1,495,282       2,287,787        393,550         411,267          42,680           20,492
  Shares redeemed          (19,146,997)    (15,245,010)    (3,668,777)     (3,282,704)     (1,249,332)        (501,546)
                           -----------     -----------     ----------      ----------      ----------        ---------
  Net change resulting
   from share
   transactions             (2,005,145)      4,861,487      3,907,081       1,343,684        (380,236)       2,510,903
                           ===========     ===========     ==========      ==========      ==========        =========

--------------------------------------------------------------------------------

                                            ---------------------------------
                                               INTERMEDIATE TAX-FREE FUND
                                            ---------------------------------
                                              YEAR ENDED      PERIOD ENDED
                                            AUGUST 31, 1995 AUGUST 31, 1994**
                                            --------------- -----------------
  Shares sold                                  2,185,693        4,020,183
  Shares issued to shareholders in payment
   of distributions declared                      14,635            9,030
  Shares redeemed                             (1,180,355)        (402,299)
                                              ----------        ---------
  Net change resulting from share
   transactions                                1,019,973        3,626,914
                                              ==========        =========

--------------------------------------------------------------------------------

                                               --------------------------------
                                                      MONEY MARKET FUND
                                               --------------------------------
                                                 YEAR ENDED       YEAR ENDED
  CLASS A SHARES                               AUGUST 31, 1995  AUGUST 31, 1994
                                               ---------------  ---------------
  Shares sold                                   3,007,907,156    2,652,693,310
  Shares issued to shareholders in payment of
  distributions declared                            6,704,839        3,467,566
  Shares redeemed                              (2,853,976,863)  (2,464,063,526)
                                               --------------   --------------
  Net change resulting from Class A Share
  transactions                                    160,635,132      192,097,350
                                               ==============   ==============

--------------------------------------------------------------------------------

                                               -------------------------------
                                                      MONEY MARKET FUND
                                               -------------------------------
                                                 YEAR ENDED      YEAR ENDED
  CLASS B SHARES                               AUGUST 31, 1995 AUGUST 31, 1994
                                               --------------- ---------------
  Shares sold                                    137,397,292      45,564,905
  Shares issued to shareholders in payment of
  distributions declared                             994,655         152,782
  Shares redeemed                               (119,990,263)    (35,769,015)
                                                ------------     -----------
  Net change resulting from Class B Share
  transactions                                    18,401,684       9,948,672
                                                ------------     -----------
  Net change resulting from Fund Share
  transactions                                   179,036,816     202,046,022
                                                ============     ===========

--------------------------------------------------------------------------------
   *For the period from October 1, 1993 (date of initial public investment) to August 31, 1994.
  **For the period from February 2, 1994 (date of initial public investment) to August 31, 1994.
 ***For the period from September 2, 1994 (date of initial public investment) to August 31, 1995.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment Advisory Fee--M&I Investment Management Corp., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

--------------------------------------------------------------------------------

  FUND                        ANNUAL RATE
  ----                        -----------
  Equity Income Fund             0.75%
  Value Equity Fund              0.75%
  Stock Fund                     0.75%
  Mid-Cap Stock Fund             0.75%
  International Stock Fund       1.00%
  Short-Term Income Fund         0.60%
  Intermediate Bond Fund         0.60%
  Government Income Fund         0.75%
  Short-Term Tax-Free Fund       0.50%
  Intermediate Tax-Free Fund     0.60%
  Money Market Fund              0.50%

--------------------------------------------------------------------------------

  Templeton Investment Counsel, Inc., is the sub-adviser ("Sub-Adviser") for International Stock Fund. The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of International Stock Fund.

  Administrative Fee--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. This fee is based on the level of average aggregate net assets of the Corporation for the period. FAS may voluntarily choose to waive a portion of its fee.

  Distribution Services Fee--International Stock Fund and Money Market Fund have adopted Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act. Under the terms of the Plans, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of each Fund to finance activities intended to result in the sale of International Stock Fund's shares and Money Market Fund's Class B Shares. The Plans provide that the Funds may incur distribution expenses up to 0.25 of 1% and 0.30 of 1%. respectively, of the average daily net assets of International Stock Fund and Money Market Fund's Class B Shares annually, to compensate FSC.

  Shareholder Services Fee--Marshall Funds Investors Services ("MFIS") is the Funds' shareholder servicing agent. Under the terms of a shareholder service agreement with MFIS, the Funds will pay MFIS a fee to obtain certain services for shareholders and for the maintenance of shareholder accounts. The fee is based on the level of each Fund's average net assets for the period.

  Transfer Agent Fees--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. This fee is based on the size, type, and number of accounts and transactions made by shareholders.
  Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

  Custodian Fees--Marshall & Ilsley Trust Co. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period.

  Organizational Expenses--Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following each Fund's effective date. For the year ended August 31, 1995, the following amounts were paid pursuant to this agreement:


 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                  ^

                              ORGANIZATIONAL ORGANIZATIONAL
  FUND                           EXPENSES    EXPENSES PAID
  ----                        -------------- --------------
  Equity Income Fund             $18,857        $ 2,619
  Value Equity Fund               18,485          2,567
  Stock Fund                      30,018          5,404
  Mid-Cap Stock Fund              16,434          2,282
  International Stock Fund        25,000          1,667
  Short-Term Income Fund          23,033          4,517
  Intermediate Bond Fund          23,413          3,993
  Government Income Fund          22,735          3,857
  Short-Term Tax-Free Fund        17,646          2,031
  Intermediate Tax-Free Fund      16,416          1,997
  Money Market Fund               59,536         11,141

--------------------------------------------------------------------------------

  General--Certain of the Officers and Directors of the Corporation are Officers and Directors of the above companies.

5. INVESTMENT TRANSACTIONS

  Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1995, were as follows:

--------------------------------------------------------------------------------

  FUND                         PURCHASES      SALES
  ----                        ------------ ------------
  Equity Income Fund          $ 69,127,125 $ 28,753,629
  Value Equity Fund            146,751,782  161,925,813
  Stock Fund                   179,161,733  184,907,609
  Mid-Cap Stock Fund           147,624,833  116,130,141
  International Stock Fund     121,734,078   39,560,256
  Short-Term Income Fund       147,909,564  155,875,638
  Intermediate Bond Fund       775,661,503  772,362,304
  Government Income Fund       337,144,483  298,907,439
  Short-Term Tax-Free Fund      15,690,917   17,448,081
  Intermediate Tax-Free Fund    49,010,049   38,161,349

--------------------------------------------------------------------------------

6. CONCENTRATION OF CREDIT RISK

  International Stock Fund invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

  At August 31, 1995, the diversification of common and preferred stock was as follows:

--------------------------------------------------------------------------------

  INDUSTRY       % OF NET ASSETS INDUSTRY                          % OF NET ASSETS
  --------       --------------- --------                          ---------------
  Air Travel           0.3%      Food & Beverage                        2.9%
  Automobiles          2.5%      Forest Products                        3.3%
  Banking             12.7%      Gas & Pipeline Utilities               1.2%
  Broadcasting         1.8%      Gas Exploration                        1.2%
  Business
   Services            3.7%      Household Appliances & Furnishing      1.4%
  Chemicals            6.0%      Industrial Machinery                   2.3%
  Conglomerates        3.3%      Insurance                              5.0%
  Construction
   Materials           1.2%      Investment Companies                   1.2%
  Containers &
   Glass               0.6%      Mining                                 0.5%
  Drugs &
   Health Care         3.0%      Non-Ferrous Metals                     1.8%
  Electric
   Utilities           6.2%      Paper                                  1.7%
  Electrical
   Equipment           2.7%      Petroleum Services                     2.1%
  Electronic
   Equipment           1.0%      Pollution Control                      0.2%
  Electronics          0.8%      Retail Trade                           2.7%
  Financial
   Services            1.2%      Telephone                              3.5%

--------------------------------------------------------------------------------

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of

MARSHALL EQUITY INCOME FUND
MARSHALL VALUE EQUITY FUND
MARSHALL STOCK FUND
MARSHALL MID-CAP STOCK FUND
MARSHALL INTERNATIONAL STOCK FUND
MARSHALL SHORT-TERM INCOME FUND
MARSHALL INTERMEDIATE BOND FUND
MARSHALL GOVERNMENT INCOME FUND
MARSHALL SHORT-TERM TAX-FREE FUND
MARSHALL INTERMEDIATE TAX-FREE FUND
MARSHALL MONEY MARKET FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio of investments of the Marshall Equity Income Fund, the Marshall Value Equity Fund, the Marshall Stock Fund, the Marshall Mid-Cap Stock Fund, the Marshall International Stock Fund, the Marshall Short-Term Income Fund, the Marshall Intermediate Bond Fund, the Marshall Government Income Fund, the Marshall Short-Term Tax-Free Fund, the Marshall Intermediate Tax-Free Fund, and the Marshall Money Market Fund (the eleven portfolios constituting the Marshall Funds, Inc., a Wisconsin corporation), as of August 31, 1995, and the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Marshall Funds, Inc., as identified above, the results of their operations, the changes in their net assets and their financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                      Arthur Andersen LLP

Pittsburgh, Pennsylvania,
 October 13, 1995

 DIRECTORS                       OFFICERS

Ody J. Fish                      Edward C. Gonzales
John DeVincentis                   Chairman and Treasurer

Edward C. Gonzales
Paul E. Hassett                  James F. Duca, II
                                   President

                                 Joseph S. Machi
                                   Vice President and Assistant Treasurer

                                 Peter J. Germain
                                   Secretary

                                 Victor R. Siclari
                                   Assistant Secretary


  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal
     Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

 This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning the Fund's objective and policies, management fees, expenses, and other information.



A. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Marshall Equity Income Fund is represented by a broken line, whereas the Standard & Poor's 500 Index is represented by a broken dotted line and the Lipper Equity Income Funds Index is represented by a solid line. The line graph is a visual representation of a comparison of change in the value of a hypothetical investment of $10,000 in the Fund and Standard & Poor's 500 Index and Lipper Equity Income Funds Index for the period from September 30, 1993 (start of performance) to August 31, 1995. The "y" axis reflects the cost of the investment. The "x"axis reflects computation periods from the ending value of the hypothetical investment in the Fund as compared to Standard & Poor's 500 Index and Lipper Equity Income Funds Index; the ending values are $11,875; $12,909; and $11,996, respectively. Beneath the line graph are the following total return data for the Fund: total return figures for the one-year period, inception-to-date cumulative total return, and inception-to-date average annualized total return are as follows: 16.40%; 18.75%; and 9.36%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

B. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Marshall Value Equity Fund is represented by a broken line, whereas Standard & Poor's 500 Index is represented by a broken dotted line and Lipper Growth and Income Funds Index is represented by a solid line. The line graph is a visual representation of a comparison of change in the value of a hypothetical investment of $10,000 in the Fund and Standard & Poor's 500 Index and Lipper Growth and Income Funds Index for the period from September 30, 1993 (start of performance) to August 31, 1995. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Fund as compared to Standard & Poor's 500 Index and Lipper Growth and Income Funds Index; the ending values are $12,560; $12,909; and $12,372, respectively. Beneath the line graph are the following total return data for the Fund: total return figures for the one-year period, inception-to-date cumulative total return, and inception-to-date average annualized total return are as follows: 13.57%; 25.60%; and 12.60%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.
C. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Marshall Stock Fund is represented by a broken line, whereas the Standard & Poor's 500 Index is represented by a broken dotted line and Lipper Growth and Income Funds Index is represented by a solid line. The line graph is a visual representation of a change in value of a hypothetical investment of $10,000 in the Fund and Standard & Poor's 500 Index and Lipper Growth and Income Funds Index for the period from November 20, 1992 (start of performance) to August 31, 1995. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Fund as compared to Standard & Poor's 500 Index and Lipper Growth and Income Funds Index; the ending values are $11,932; $14,060; and $14,080, respectively. Beneath the line graph are the following total return data for the Fund: total return figures for the one-year period, inception-to-date cumulative total return, and inception-to-date average annualized total return are as follows:
16.85%; 19.32%; and 6.56%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

D. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Marshall Mid-Cap Stock Fund is represented by a broken line, whereas the Standard & Poor's Mid-Cap 400 Index is represented by a broken dotted line and Lipper Mid-Cap Funds Index is represented by a solid line. The line graph is a visual representation of a comparison of change in the value of a hypothetical investment of $10,000 in the Fund and Standard & Poor's Mid-Cap 400 Index and Lipper Mid-Cap Funds Index for the period from September 30, 1993 (start of performance) to August 31, 1995. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Fund as compared to Standard & Poor's Mid-Cap 400 Index and Lipper Mid-Cap Funds Index; the ending values are $12,357; $12,685; and $12,480, respectively. Beneath the line graph are the following total return data for the Fund: total return figures for the one-year period, inception-to-date cumulative total return, and inception-to-date average annualized total return are as follows: 27.06%; 23.57%; and 11.65%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Marshall International Stock Fund is represented by a broken line, whereas the Morgan Stanley Capital Europe, Australia, Far East Index is represented by a broken dotted line and Lipper International Funds Index is represented by a solid line. The line graph is a visual representation of a comparison of change in the value of a hypothetical investment of $10,000 in the Fund and Morgan Stanley Capital Europe, Australia, Far East Index and Lipper International Funds Index for the period from September 1, 1994 (start of performance) to August 31, 1995. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Fund as compared to Morgan Stanley Capital Europe, Australia, Far East Index and Lipper International Funds Index; the ending values are $10,211; $10,050; and $9,898, respectively. Beneath the line graph are the following total return data for the Fund: total return figures for the one-year period and inception-to-date average annualized total return are as follows: 2.11% and 2.11%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

F. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Marshall Short-Term Income Fund is represented by a broken line, whereas the Merrill Lynch Corporate A-Rated 1-3 Year Bond Index is represented by a dotted line, Lipper Short-Term Investment Grade Bond Funds Index is represented by a solid line, and IBC/Donoghue's Taxable Money Fund Average is represented by a broken dotted line. The line graph is a visual representation of a hypothetical investment of $10,000 in the Fund and Merrill Lynch Corporate A-Rated 1-3 Year Bond Index, Lipper Short-Term Investment Grade Bond Funds Index, and IBC/Donoghue's Taxable Money Fund Average for the period from November 1, 1992 (start of performance) to August 31, 1995. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Fund as compared to Merrill Lynch A-Rated 1-3 Year Bond Index, Lipper Short-Term Investment Grade Bond Funds Index, and IBC/Donoghue's Taxable Money Fund Average; the ending values are $11,251; $11,822; $11,467; and $11,096, respectively. Beneath the line graph are the following total return data for the Fund: total return for the one-year, inception-to-date cumulative total return, and inception-to-date average annualized total return are as follows: 6.47%; 12.52%; and 4.25%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Marshall Intermediate Bond Fund is represented by a broken line, whereas the Lehman Brothers Intermediate Government/Corporate Index is represented by a broken dotted line and Lipper Intermediate Investment Grade Bond Index is represented by a solid line. The line graph is a visual representation of a comparison of change in the value of a hypothetical investment of $10,000 in the Fund and Lehman Brothers Intermediate Government/Corporate Index and Lipper Intermediate Investment Grade Bond Index for the period from November 20, 1992 (start of performance) to August 31, 1995. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Fund as compared to Lehman Brothers Intermediate Government/Corporate Index and Lipper Intermediate Investment Grade Bond Index; the ending values are $11,492; $11,956; and $12,013, respectively. Beneath the line graph are the following total return data for the Fund: total return figures for the one-year period, inception-to-date cumulative total return, and inception-to-date average annualized total return are as follows:
8.58%; 14.89%; and 5.12%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.
H. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Marshall Government Income Fund is represented by a broken line, whereas the Lehman Brothers Mortgage-Backed Securities Index is represented by a broken dotted line and Lipper U.S. Mortgage Funds Index is represented by a solid line. The line graph is a visual representation of a comparison of change in the value of a hypothetical investment of $10,000 in the Fund and Lehman Brothers Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Index for the period from December 13, 1992 (start of performance) to August 31, 1995. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Fund as compared to Lehman Brothers Mortgage-Backed Securities Index and Lipper U.S. Mortgage Funds Index; the ending values are $11,524; $11,934; and $11,489, respectively. Beneath the line graph are the following total return data for the Fund: total return figures for the one-year period, inception-to-date cumulative total return, and inception-to-date average annualized total return are as follows: 9.78%; 15.24%; and 5.35%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

I. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Marshall Short-Term Tax-Free Fund is represented by a broken line, whereas the Lehman Brothers 3-Year General Obligations Bonds Index is represented by a broken dotted line and Lipper Short-Term Municipal Funds Index is represented by a solid line. The line graph is a visual representation of a comparison of change in the value of a hypothetical investment of $10,000 in the Fund and Lehman Brothers 3-Year General Obligations Bonds Index and Lipper Short-Term Municipal Funds Index for the period from February 2, 1994 (start of performance ) to August 31, 1995. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Fund as compared to Lehman Brothers 3-Year General Obligations Bonds Index and Lipper Short-Term Municipal Funds Index; the ending values are $10,643; $10,693; and $10,510, respectively. Beneath the line graph are the following total return data for the Fund: total return figures for the one-year period, inception-to-date cumulative total return, and inception-to-date average annualized total return are as follows: 5.41%; 6.44%; and 4.03%, respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

J. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Marshall Intermediate Tax-Free Fund is represented by a broken line, whereas the Lehman Brothers 5-Year General Obligations Bonds Index is represented by a broken dotted line and the Lipper Intermediate Municipal Funds Index is represented by a solid line. The line graph is a visual representation of a comparison of change in the value of a hypothetical investment of $10,000 in the Fund and Lehman Brothers 5-Year General Obligations Bonds Index and Lipper Intermediate Municipal Funds Index for the period from February 2, 1994 (start of performance) to August 31, 1995. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Fund as compared to Lehman Brothers 5-Year General Obligations Index and Lipper Intermediate Municipal Funds Index; the ending values are $10,559; $10,679; and $10,371, respectively. Beneath the line graph are the following total return data for the Fund: total return figures for the one-year period, inception-to-date cumulative total return, and inception-to-date average annualized total return are as follows: 6.58%; 5.58%; and 3.50%, respectively. The performance disclaimer and footnotes are listed